As filed with the Securities and Exchange Commission on December 3, 2008
                                          Securities Act File No. 333-153083

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form N-2


                        (Check appropriate box or boxes)


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   |X|
                         Pre-Effective Amendment No. 2
                         Post-Effective Amendment No.


                             AMETRINE CAPITAL, INC.
               (Exact name of Registrant as specified in charter)


                           5348 Vegas Drive, Suite 105
                               Las Vegas, NV 89108
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including Area Code: +972 3 777 8200



                                Lior Ostashinsky
                             Ametrine Capital, Inc.
                           5348 Vegas Drive, Suite 105
                               Las Vegas, NV 89108

                     (Name and address of agent for service)


                                   COPIES TO:



                             David C. Mahaffey, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                              Washington, DC 20006
                               Tel: (202) 775-1200
                               Fax: (202) 293-2275



     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.


     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|


     It is proposed that this filing will become effective (check appropriate box):

       |_| when declared effective pursuant to section 8(c).



                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                        Number of       Proposed Maximum      Proposed Maximum      Amount of
            Title of Securities       Shares Being       Offering Price          Aggregate         egistration
             Being Registered          Registered           Per Unit         Offering Price(1)    R    Fee

        Common Shares of
        Beneficial Interest, $0.01
        par value                     10,000,000 Shares      $0.05               $500,000           $19.65



          (1) Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


---------------------------------------------------------------------------------------------------------

         PRELIMINARY PROSPECTUS             SUBJECT TO COMPLETION,                  DATED          , 2008

---------------------------------------------------------------------------------------------------------


         10,000,000 Shares

         Ametrine Capital, Inc.


         Common Stock

--------------------------------------------------------------------------------


         We are a newly organized, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to maximize total return from capital appreciation and current income. We will seek to achieve our investment objective by providing equity and debt financing primarily to small and mid-sized U.S. companies, and investing up to 30% of our net assets in small and mid-sized Israeli companies.


         As a business development company, we will be required to comply with certain regulatory requirements. For instance, we will be required to invest at least 70% of our total assets in qualifying assets. See "Regulation as a business development company" for more information regarding the regulations to which we will be subject. We currently have a negative net worth, which means that we are insolvent at the present time before having raised capital or having any operations. As such, a significant amount of capital raised in this offering will be applied to our current debt. There is no minimum investment required for this offering so there is significant risk that we may not raise adequate capital to retire our debt and be able to have any operations. An investment in the Company is highly speculative and investors may lose their whole investment.


         We have no investment adviser and will be internally managed by our President, Lior Ostashinsky, who will manage our investments and arrange for the provision of the administrative services necessary for us to operate. Mr. Ostashinsky has five years experience in the financial industry, including three years experience in financing of micro-cap companies, but he has not previously managed a business development company.


         We intend to apply to have our common stock approved for quotation on the OTC Bulletin Board ("OTCBB"). Because we are newly organized, our shares have no history of public trading. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

         Due to costs incurred in connection with our organization and the offering, the Company currently has a negative net asset value of ($.12) per share. Because of this negative net asset value, investors will experience dilution in the value of their shares immediately after investing. The amount of such dilution is not currently determinable because it is not known how many shares will be issued or what the net asset value of the Company's common shares will be. We estimate that dilution would be at least 20% if all shares in this offering are sold, but it could be greater in case of lower participation in this offering.

         We may offer, from time to time, in one or more offerings, up to 10,000,000 shares of our common stock, including pursuant to subscription rights to purchase shares of our common stock. The shares may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our then common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission ("SEC") may permit.

         Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in "Risk Factors" beginning on page 14 of the prospectus. This prospectus and any accompanying prospectus supplement contains important information you should know before investing in our common stock. Please read them before you invest and keep them for future reference. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

         Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at Ametrine Capital, Inc., 4 Berkowitz Street, Tel Aviv 61180 Israel, or by telephone at +972-3-7778200. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. We do not maintain a website on the internet.


                                                                     Per Share       Total
                                                                     --------        -----
Public Offering Price........................................         $                $
Sales Load...................................................        None             None
Proceeds to the Company(1) ..................................         $                $




          (1) The Per Share and Total Proceeds to the Company amounts have been reduced by $.01 per share, or $105,000, to reflect the aggregate estimated offering expenses.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.


                      The date of this prospectus is          , 2008

-------------------------------------------------------------------------------


         You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any other person to provide you with different information from that contained in this prospectus and any accompanying prospectus supplements. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus and any accompanying prospectus supplement is complete and accurate only as of the date of this prospectus or such prospectus supplement, regardless of the time of delivery or sale of our common stock. We will update these documents to reflect material changes only as required by law.



         TABLE OF CONTENTS

---------------------------------------------------------------------------------------------------------

         Summary                                                                                           5
         The Offering                                                                                     10
         Fees and expenses                                                                                12
         Risk factors                                                                                     13
         Forward-looking statements and projections                                                       25
         Use of proceeds                                                                                  25
         Distributions                                                                                    26
         Capitalization                                                                                   26
         Dilution                                                                                         27
         Discussion of the Company's expected operating plans                                             28
         Business                                                                                         31
         Determination of net asset value                                                                 36
         Management                                                                                       38
         Investment management                                                                            42
         Material U.S. federal income tax considerations                                                  44
         Regulation as a business development company                                                     49
         Control persons and principal stockholders                                                       55
         Certain relationships and related party transactions                                             56
         Shares eligible for future sale                                                                  56
         Description of securities                                                                        56
         Repurchase of shares                                                                             60
         Legal matters                                                                                    60
         Custodian, transfer and dividend paying agent and registrar                                      60
         Independent registered public accounting firm                                                    60
         Brokerage allocation and other practices                                                         61
         Available information                                                                            61
         Privacy notice                                                                                   61

         Index to financial statements                                                                   F-1




---------------------------------------------------------------------------------------------------------

                                  ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC using the "shelf" registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), we may offer, from time to time, up to 10,000,000 shares of our common stock, including pursuant to subscription rights to purchase shares of our common stock, on terms to be determined at the time of the offering. The shares may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus also provides you with a general description of the subscription rights pursuant to which we may offer shares of our common stock. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under "Where You Can Find Additional Information" in the "Prospectus Summary" and "Risk Factors" sections before you make an investment decision.

------------------------------------------------------------------------------

            Summary


            The following summary contains basic information about this offering. It may not contain all the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus, including "Risk factors" beginning on page 14, and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements.



            THE COMPANY


            We are a newly organized closed-end, non-diversified management investment company that has elected to be regulated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended. We were formed in December 2007 as a Delaware limited liability company. On February 12, 2008, we were converted into a Delaware corporation and changed our name from Ametrine Capital, LLC to Ametrine Capital, Inc.

            Our investment objective is to maximize total return from capital appreciation and current income. Our primary emphasis will be to generate capital gains through our equity investments. We intend to invest principally in the equity and debt securities of primarily non-public small and mid-sized U.S. companies. While at least 70% of our total assets will be invested in the securities of eligible portfolio companies based in the United States, we may also invest up to 30% of our net assets in non-public small and mid-sized Israeli companies. An Israeli company, for these purposes, is an entity that is either incorporated under the laws of Israel or whose primary operations are based in Israel, but it may be subject to jurisdictions other than Israel. Stemming from the business contacts of Mr. Ostashinsky and Meitav Underwriting Ltd., our controlling shareholder, the Israeli companies considered for investment by the Company will generally also be involved in trading with or doing business in the United States. While we will generally invest in non-public companies, we may also invest on an opportunistic basis up to 20% of our assets in the publicly-traded debt and/or equity securities of companies.


            We expect our capital will generally be used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Investment opportunities for the Company will be generated and pursued through the extensive business contacts throughout the United States and Israel of Mr. Ostashinsky and Meitav Underwriting Ltd. Our investment decisions will be based on extensive analysis of potential portfolio companies' business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.


            With respect to small companies, we intend to make investments in established and/or emerging companies having annual revenues of less than $1,000,000 and/or an equity capitalization of less than $1,000,000. We expect that our investments will generally range from $100,000 to $1,000,000 in invested capital, although this investment size may increase in the future as our capital base grows. We expect to invest by ourselves and jointly with other investors, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we are investing alone. We do not currently anticipate that the portion of our investment portfolio consisting of debt securities will represent greater than 25% of our total investment portfolio. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

            Although we do not expect to borrow funds to make investments, we may do so in the future. As a result, we would be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore would increase the risks associated with investing in our securities. We will not use leverage in amounts over 50% of our net assets. The costs associated with our borrowings would ultimately be borne by our common stockholders.

            In order to manage the current liabilities and sufficiently fund the initial portfolio of companies, we expect to have to raise approximately a minimum of $500,000. We further expect to raise additional capital beyond this offering. This may be done through exempt offerings under Regulation D under the Securities Act of 1933, which authorizes offerings up to $5 million without requiring registration.

            As a business development company, we will be required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in the securities of eligible portfolio companies based in the United States. See "Regulation as a business development company." In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. See "Material U.S. federal income tax considerations." As a RIC we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.

            Our President and directors are residents of Israel, but to better manage our investments, which will be primarily in the United States, we will maintain an office in the United States located at 5348 Vegas Drive, Suite 105, Las Vegas, Nevada 89108. In addition, most of our investments will be in U.S. companies and our assets and investments will be held by our custodian and transfer agent that operate in the United States. We are subject to enforcement of any judgments predicated upon civil liabilities brought in a United States court of appropriate jurisdiction.

            Lior Ostashinsky, our President, will travel to and remain in the United States extensively in connection with the Company's investments here, but he and Elad Shetrit and Oren Amitzur, the directors of the Company, will continue to be residents of Israel. It may be difficult for investors to be able to effect service of process within the United States upon such individuals who are not resident in the United States. It is also unclear how and whether investors would be able to enforce, in U.S. courts, judgments against such individuals obtained in such courts predicated upon the civil liability provisions of U.S. federal securities laws, since most of their assets are outside the United States. Furthermore, there may be doubts whether foreign courts would enforce judgments of U.S. courts obtained in actions against these persons predicated upon the civil liability provisions of U.S. federal securities laws, or whether foreign courts would enforce liabilities in original actions against these persons predicated upon U.S. federal securities laws.

            We have offices located at 4 Berkowitz Street, Tel Aviv 61180 Israel, and our telephone number is +972-3-7778200.



            INVESTMENT MANAGEMENT


            We have no investment adviser and will be internally managed by our President, Lior Ostashinsky, under the supervision of the Board of Directors.


            Summary background information on Mr. Ostashinsky follows:



            >> Lior Ostashinsky has served as our President since December 2007. Mr. Ostashinsky has also served as our Treasurer and Secretary since February 2008, although we have had no operations since inception. He resides in Hod Hasharon, Israel, and will also continue in his position he has held since February 2006, as the Managing Director of Tailor-Made Capital Ltd., an Israeli company focused on financing micro-cap and small-cap companies trading in the United States, and which is a subsidiary of Meitav Underwriting Ltd. From May 2004 to April 2005, he was Vice President Finance and Investor Relations of Technoprises Ltd. From October 2003 to May 2004, he was an analyst at Migdal Capital Markets Economic Division. Mr. Ostashinsky holds a BA degree in Business Management from the Interdisciplinary Center in Hertzliya, Israel.



            Upon consummation of this offering, we expect to employ one investment professional, Mr. Ostashinsky. We may hire additional investment personnel, based upon our needs, subsequent to completion of this offering.



            MARKET OPPORTUNITY


            We believe that there exist significant and continuing opportunities both to originate private equity and debt investments in small and mid-sized companies and to participate in similar transactions originated by private equity firms with which our investment personnel have existing relationships. We believe small and mid-sized companies have faced increasing difficulty in raising debt and equity capital through the capital markets or through traditional institutional lenders, such as banks. Despite the size of our target market, we believe that the broad-based consolidation in the financial services industry has produced larger financial institutions that are focused on serving large corporate accounts and reduced the number of small financial institutions that have historically been more active lenders to small and mid-sized companies. While some mid-sized companies are able to raise funds publicly by issuing high-yield bonds, most small companies and private mid-sized companies are unable to access such capital due to the small size of their offerings and their corresponding lack of liquidity. Therefore, businesses have been largely left to deal with banks and other regulated financial institutions as their only means of obtaining financing. Those lenders are often substantially restricted by regulations and their regulators as to the terms and conditions they can offer. We believe this environment has created an opportunity for non-bank sources of capital, such as business development companies, to provide small companies with more flexible forms of financing.



            INVESTMENT STRATEGY


          We will access investments through the relationships our investment personnel have with our controlling shareholder, Meitav Underwriting Ltd., and its affiliates ("Meitav"). Meitav is an Israeli private company and is located at c/o Meitav Investment House Ltd., 4 Berkowitz Street, Museum Tower, Tel Aviv 61180 Israel. Meitav is managed by Yonathan Malca, and is 25% owned by Mr. Malca and 75% owned by Meitav Investment House Ltd. Meitav Investment House Ltd. is an Israeli private company, and is owned 60% by Zvi Stepak and 40% by Shlomo Simanovsky.


          Our board of directors has adopted an investment strategy which features the following characteristics:


          Adherence to our investment principles. We seek investments in companies that:


            >> are attractively priced;

            >> have access to non-dilutive sources of capital, such as research or development grants for new and/or promising products;

            >> provide multiple potential exit strategies that can be
               identified prior to investing; and

            >> have positive cash flows and meaningful growth prospects.




            Proactive sponsorship. We believe the varied experience of our investment personnel enhances our ability to proactively support our portfolio companies. We also generally expect to receive board seats or board observation rights in connection with our equity investments in our portfolio companies. While we do not expect any issues to arise due to Mr. Ostashinsky and the directors residing in Israel rather than in the United States, there could be increased costs that accrue to the Company due to travel to the United States by Mr. Ostashinsky when necessary. Investment opportunities in U.S. companies are expected to be generated from connections Mr. Lior Ostashinsky and Meitav have with U.S. persons and entities. As necessary, Mr. Ostashinsky will travel to the United States to examine investment opportunities, provide managerial assistance and monitor existing investments. Much of the assistance and guidance is also expected to be able to be provided by phone or e-mail, as is common in today's business environment.

          PLAN OF DISTRIBUTION

          We may offer, from time to time, in one or more offerings, up to 10,000,000 shares of our common stock, including pursuant to subscription rights to purchase shares of our common stock.

          The shares may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share, less underwriting commissions or discounts, if applicable, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

          The shares may be offered directly to one or more purchasers including existing stockholders in a rights offering, through agents designated from time to time by us. The supplement to this prospectus relating to the offering will identify any agents involved in the sale of the shares, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

          We may not sell shares of common stock pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such shares.

          USE OF PROCEEDS

          We intend to use the net proceeds from any offerings to originate loans and make debt and equity investments in accordance with our investment objective, and for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from any such offering.

          We estimate that it will take up to twelve months for us to substantially invest the net proceeds of any offering, depending on the availability of attractive opportunities and market conditions and our ability to raise additional capital. However, we can offer no assurance that we will be able to achieve this goal.

          Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less.

          DISTRIBUTIONS

          We intend to make annual distributions to holders of our common stock. The amount of our annual distributions will be determined by our Board of Directors. We intend to distribute to our stockholders all of our net income and, in most cases, all of our net capital gains, although we may opt not to distribute certain net capital gains in the future. We may in the future also opt to make deemed distributions to our stockholders of any retained net capital gains.

          PRINCIPAL RISK FACTORS

          The Company may invest broadly in companies operating in varied industries or sectors without limiting its focus, but investing in our common stock involves a high degree of risk. You should consider carefully the information found in "Risk Factors," including the following risks:

                        If we fail to qualify as a RIC, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

                        We intend to lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk.

                        We intend to lend to and invest in Israeli companies. These investments may involve a different degree of political, regulatory and financial risk than investments in U.S. based companies.

                        We are a newly formed company with no operating history and our sole executive officer and directors have no previous experience in managing or operating a business development company.

                        We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in our portfolio value. In the future, we may also borrow funds to make investments. As a result, we would be exposed to the risks of leverage, which may be considered a speculative investment technique.

                        Borrowings, also known as leverage, would magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. The costs associated with our borrowings would be borne by our common stockholders

                        As a new company, we have not had a previous market for our common stock and the price of our common shares may decline significantly following the offering. Furthermore, shares of closed-end management investment companies, including business development companies, have in the past frequently traded at discounts to their net asset values, and our stock may also be discounted in the market.

                        Because of expenses incurred in connection with our organization and this offering, our net asset value per share is negative and investors will recognize immediate dilution. If proceeds from this offering fail to adequately capitalize our assets to a positive value, our shares may be restricted from trading and have no value.


          WHERE YOU CAN FIND ADDITIONAL INFORMATION

          We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

          We will file annual, quarterly and current reports, proxy statements and other information with the SEC as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 4 Berkowitz Street, Tel Aviv 61180 Israel, or by telephone at +972-3-7778200. We do not maintain a website on the internet. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov . Information contained on the SEC's web site about us is not incorporated into this prospectus and you should not consider information contained on the SEC's website to be part of this prospectus.



            The offering

Common stock offered by us                    From time to time, in one or more offerings, up to
                                              10,000,000 shares.

Common stock to be outstanding after the      10,615,460 shares, which includes 615,460 shares acquired by Meitav, with
offerings                                     whom our executive officer is an affiliate, in a private placement prior to the commencement of this initial offering.

Use of proceeds                               Subsequent to this offering, we expect to raise additional capital through certain private placements that are exempt from registration under
                                              Regulation D of the Securities Act of 1933. We plan to invest the net proceeds of this offering, along with the proceeds from any private offerings, in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within twelve months, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions and our ability to raise additional capital. We cannot assure you we will achieve our targeted investment pace.
                                              Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Use of proceeds."

Proposed _____ trading symbol

Trading                                       Shares  of  closed-end   investment  companies  such  as  the  Company
                                              frequently  trade  at  a  discount  to  their  net  asset  value.  The possibility  that our shares may trade at a discount  to our net asset value is separate and distinct  from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Custodian                                     _____ will be the custodian of our assets.

Transfer Agent and Registrar                  _____ will be our transfer agent and registrar.

Distributions                                 We intend to make distributions to our stockholders out of assets legally available for distribution. The timing and amount of our distributions, if any, will be determined by our board of directors. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.  See "Distributions."

Taxation                                      We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the
                                              Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. federal income tax considerations."

Leverage                                      We may borrow funds to make investments in the future, although we have no current intention to borrow within the next twelve months. As a result, we may become exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, increase the potential for gain and loss on amounts invested and therefore would increase the risks associated with investing in our securities. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. We may pledge up to 25% of our assets as subject to a grant of security interest as collateral for any of our borrowing. Our corporate charter does not currently authorize the issuance of preferred stock, so our use of leverage would only consist of debt.

Risk factors                                  Investing in our common stock involves a high degree of risk. You should consider carefully the information found in "Risk factors." We are a newly organized company and have no operating history as a business development company or as a RIC. If we fail to qualify as a RIC, we would become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We intend to invest primarily in small and mid-sized companies and, while we have no such current intent, in the future we may use leverage to do so. These activities may involve a high degree of business and financial risk. We will also be subject to risks associated with lack of access to additional capital, fluctuating quarterly results and variation in our portfolio value.

Available information                         We have filed with the SEC a registration statement on Form N-2 under the
                                              Securities Act of 1933, as amended, or the "Securities Act," which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC under the Exchange Act. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov.

                                              You may also obtain such information by contacting us in writing at: 4
                                              Berkowitz Street, Tel Aviv 61180 Israel, Attn: Lior Ostashinsky, or by
                                              telephone at +972-3-7778200. We do not maintain a website on the internet.


            Fees and expenses


            The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. We do not have any intention to engage in leveraging through borrowing capital or offering preferred stock during the next twelve months. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "Ametrine," or that "we" will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Ametrine Capital, Inc.

            Stockholder transaction expenses:

            Sales load (as a percentage of offering price)                                             None  (1)
            Offering expenses borne by investors purchasing in this offering (as a percentage
               of offering price)                                                                       21%  (2)

            Dividend reinvestment plan expenses                                                        None  (3)
                                                                                                     -----------

            Total stockholder transaction expenses (as a percentage of offering price)                  21%
                                                                                                     ===========

            Annual expenses (as a percentage of net assets attributable to common stock):
            Other expenses (estimated)                                                                   9%  (4)
                                                                                                     -----------

            Total annual expenses (estimated)                                                            9%




            EXAMPLE


            The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. Such amounts also reflect our offering expenses in the first year.



                                                                      1 year          3 years    5 years   10 years
            -----------------------------------------------------------------------------------------------------------

            You would pay the following expenses on a $1,000
               investment, assuming a 5% annual return                $300            $580       $860      $1,560



            The above example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.


-------------------------------------------------------------------------------

          (1) In the event that the shares of common stock to which this prospectus relates are sold through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

          (2) Amount reflects estimated offering expenses of approximately $105,000, which includes costs and expenses associated with our formation and organization. Meitav, our controlling shareholder, has invested $30,773 in common shares purchased for $0.05 per share.

          (3) We do not currently offer a dividend reinvestment plan but may do so in the future.

          (4) "Other expenses" does not reflect our estimated offering expenses of approximately $105,000.

         Risk factors


         An investment in our securities involves certain risks relating to our structure and investment objectives. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.



         RISKS RELATING TO OUR BUSINESS AND STRUCTURE


         We are a new company with no operating history.


         We were formed in December 2007 and have not yet commenced operations. As a result, we have limited financial information on which you can evaluate an investment in our company. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or fall to zero. In addition, we will have minimal capital resources following completion of this offering. We anticipate that, provided we will be able to raise additional capital, it will take us up to twelve months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, using the remaining net proceeds not otherwise invested in portfolio companies.



         We have negative net asset value resulting from expenses incurred in connection with our organization and the offering.


         As a newly formed company with little significant assets, the expenses we incurred in connection with our organization and the offering result in negative net asset value of ($.12) for our shares. Offering expenses are approximately $105,000, while our equity consists of $30,773 invested by Meitav in exchange for receiving common shares, resulting in a current negative net equity of ($73,491). We will be relying on proceeds from this offering to adequately capitalize our organization and proceed with operations, but investors will incur immediate dilution in the value of common shares purchased. Failure to obtain adequate capital may result in our insolvent condition and lead to possible restrictions on the trading of our shares, or the reduction or total loss of value of our common shares.



         If we are not able to achieve our investment objective, our financial condition and results of operations will be adversely affected.


         We are a newly organized company. Our ability to achieve our investment objective depends on our ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. The investment capabilities of our investment personnel (currently Mr. Ostashinsky) in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the investment professionals and adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, we may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. We may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations. In addition, fulfilling their other duties may distract our investment professionals and slow our rate of investment.



         Our investment personnel have no experience managing a BDC or qualifying and maintaining our tax status as a RIC. If we fail to maintain our RIC status, we will be subject to corporate-level income tax.


         We intend to qualify as a BDC under the 1940 Act and as a RIC under the Code. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment personnel's lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. If we do not remain a BDC, we might be regulated as a closed-end investment management company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus.


         To be entitled to the tax benefits accorded to RICs under Subchapter M of the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of equity or other securities, other income derived with respect to our business of investing in such equity or other securities or net income derived from interests in certain partnerships. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Any debt financing we may use will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.



         We will be dependent upon our investment personnel, particularly Lior Ostashinsky, and access to those of our controlling shareholder, Meitav, for our future success. If we were to lose any of our investment personnel or access to those of Meitav, our ability to achieve our investment objective could be significantly harmed.


         We will depend on the investment expertise, skill and network of business contacts of our investment personnel. Our investment personnel, will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment personnel, particularly Lior Ostashinsky, who will be our sole investment personnel immediately subsequent to this offering. Mr. Ostashinsky, an employee of an affiliate of Meitav, will not devote all of his business time to our operations, and will have other demands on his time as a result of other activities. There is no contractual covenant requiring him not to compete with the Company, but our policies, by which any of our employees will be bound, will require that we be given priority to pursue potential investments over any other entities with which an employee may be affiliated. The departure of Mr. Ostashinsky could have a material adverse effect on our ability to achieve our investment objective. We can offer no assurance that we will continue to have access to Meitav's investment personnel or its information and deal flow. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments.



         We will operate in a highly competitive market for investment opportunities.


         A large number of entities compete with us to for investments in small and mid-sized companies. We will compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have a different tolerance for and assessment of risk, which could allow them to consider and execute a wider variety of investments on terms more favorable than we could offer. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

         We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms, and structure. If we match our competitors' pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.



         We will record the value of our portfolio investments at fair value as determined in good faith by our board of directors. The fair values assigned by our board of directors may be greater or less than the values at which a third party would be willing to purchase the investments within our portfolio.


         Our investments are expected to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we will be required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We will value these securities at fair value as determined in good faith by our board of directors. These valuations will initially be prepared by our investment professionals and reviewed by our board of directors. Following this review, our board of directors will make a good faith determination as to the fair value of these securities. Where appropriate, our board of directors may utilize the services of an independent valuation firm to aid it in determining fair value. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.



         Any unrealized losses we experience on our debt investments may be an indication of future realized losses, which could reduce our income available for distribution.


         As a BDC, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our debt investments could be an indication of one or more portfolio companies' inability to meet its repayment obligations to us with respect to the affected debt securities. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.


         If we are unable to source investments effectively, we may be unable to achieve our investment objective.


         Our ability to achieve our investment objective will depend on the ability of our investment professionals to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we may need to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot assure you that qualified employees will be available to our business or that we will be able to implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.



         Our corporate structure subjects us to significant potential conflicts of interest, which could impact our investment returns, the value of your investment in our common stock and limit the flexibility of our investment policies.


         Our executive officer and directors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. For example, Mr. Ostashinsky, our President, Treasurer, Secretary and Chairman, is and, following this offering, will continue to be Managing Director of Tailor-Made Capital Ltd., which focuses on financing micro-cap and small-cap companies trading in the United States and is an affiliate of Meitav. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. However, the Company will be given priority on any investment opportunities, subject to its cash availability.


         Certain of our officers may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all shareholders of the portfolio company, which duties may from time to time conflict with the interests of our shareholders.


          We may experience fluctuations in our quarterly and annual operating results.


         We may experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the rate at which we make new investments, the default rate of our debt securities, the level of our expenses, variations in and timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.


          The lack of liquidity in our investments may adversely affect our business.


         We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of these securities will be subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize substantial book losses upon liquidation. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our officers, employees or affiliates have material non-public information regarding such portfolio company.



         We will be exposed to risks associated with changes in interest rates.


         While our portfolio of investments will primarily be composed of equity securities, we also intend to have a portion of our investments comprised of debt securities of private companies, including debt securities with floating interest rates. Debt securities are subject to general interest rate fluctuations which may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on our debt investments could also have an adverse impact on our net income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, and also could increase our interest expense if we carry any debt, thereby decreasing our net income. Also, an increase in interest rates could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.



         We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.


         Because in certain cases we may recognize income before or without receiving a payment in cash, we may have difficulty satisfying the annual income distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.



         Because we intend to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.


         In order to qualify for tax treatment as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.



          We may never make distribution or, even if we do, our distributions may not grow over time.


         We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.

         If we incur debt, it could increase the risk of investing in us.

         As of the date of this prospectus, we have no intent to use debt for at least the next 12 months. However, we may, in the future, borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. All of the costs of borrowing and offering and servicing debt, including interest payments, will ultimately be borne entirely by our common shareholders. Lenders may have claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest to non-affiliates in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. The interests of the lenders and debt holder may not necessarily be aligned or consistent with the interests of our common stockholders, and the rights of any creditors to receive interest, as well as being repaid principal and any liquidation preference, will be senior to those of holders of our common shares. In addition, borrowings, also known as leverage, increase the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Any decrease in asset values may magnify losses or potentially totally eliminate our equity in an investment. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Such debt or securities would be governed by an instrument containing covenants restricting our operating flexibility. Certain of these covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time in order to maintain compliance with the covenants. However, no creditor from whom we may borrow in the future will receive veto power or any authority or vote to approve or change any of our policies. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

         It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

         We may, in the future, seek to enter into a long-term or revolving credit or warehouse facility. The lender under any such facility may have fixed dollar claims on our assets that will likely be senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest to non-affiliates in our assets in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth requirement, a profitability test and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in the termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.



         Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

         We may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.


         As a BDC, we generally will not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount, if applicable). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders.

         Changes in laws or regulations governing our operations may adversely affect our business.


         We and our portfolio companies will be subject to laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

         Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy and maintaining our status as a business development company.

         As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See "Regulation as a business development company." Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we were forced to sell nonqualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.



         Provisions of the Delaware General Corporation Law could restrict a change in control and have an adverse impact on the price of our common stock.


         We are subject to provisions of the Delaware corporation law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder's acquisition of our stock was either approved in advance by our board of directors or ratified by the board of directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our board of directors, they would apply even if the offer may be considered beneficial by some stockholders.



         Our ability to enter into transactions with our affiliates will be restricted.


         We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our directors who are not considered to be "interested persons" of us under the 1940 Act (the "independent directors") and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we will be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by an affiliate without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.



         RISKS RELATED TO OUR INVESTMENTS


         Our investments in prospective companies may be extremely risky and you could lose all or part of our investments.


         Investments in small and mid-sized, or private companies involve a number of significant risks, including the following:

         >> these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to bankruptcy or liquidation and the loss of our equity investment;

         >> these companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

         >> because these companies tend to be privately owned, there is generally little publicly available information about them; therefore, although our investment professionals will perform "due diligence" investigations on these companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses, prior to making investments in them;

         >> these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on their operations and, in turn, on us; and

         >> these companies generally have less predictable operating results, may from time-to-time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.



         Our investments are subject to the risk of holding equity securities.


         Most of our investments will be in the equity securities of small and mid-sized, or private companies. While equity represents a ownership stake and can provide a vote in management matters, equity interests are subordinate to those of creditors or other debtholders. In case of liquidation or bankruptcy, the equity interests can only be satisfied out of the residual assets after senior positions are satisfied. Furthermore, equity interests may themselves have varying rights and levels of seniority, and holders of more senior or preferred shares may have interests that are inconsistent or conflict with common shares.



         Our investments in securities of companies with foreign operations may involve significant risks in addition to the risks inherent in investments in companies primarily based in the U.S.


         We may contemplate potential investments in debt or equity securities of foreign companies, and some of our portfolio companies may have operations outside the United States. Investing in companies with a significant presence outside the U.S. may expose us to additional risks not typically associated with investing in companies whose operations are primarily conducted in the U.S. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, fluctuations in foreign currency exchange rates, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers, and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, and greater price volatility.

         Although most of our investments will be U.S. dollar-denominated, we may make investments denominated in foreign currencies that would subject us to the risk that the value of the foreign currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective.



         Our investments in Israeli companies may involve significant risks in addition to the risks inherent in investments primarily in U.S. companies.

         We may invest up to 30% of our assets in debt or equity of small to medium-sized Israeli companies, including companies that are incorporated or whose operations are based in Israel. Such companies may be directly influenced by the political, economic and security conditions affecting Israel. Any major hostilities involving Israel, the interruption or curtailment of trade between Israel and its trading partners, or a significant downturn in the economic or financial condition of Israel could have a material adverse effect on such companies' business condition or results of operations, which could significantly decrease the value of our investments. There can be no assurance that ongoing or revived hostilities in the Middle East or other factors related to the political or economic status of Israel will not have an adverse impact on our investments in securities of Israeli companies.

         These companies may also be subject to the risk of other jurisdictions, because their jurisdiction of operation may be other than Israel. Therefore, our investments in Israeli companies may also be subject to the additional risks to which foreign companies are subject, which are discussed above.



         Economic recessions or downturns could impair our portfolio companies and harm our operating results.


         Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to make interest or principal payments on our loans during these periods. Therefore, our under-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and could harm our operating results.

         A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the maturity of its senior and other loans and foreclosure on its assets pledged as collateral for such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to be forced to seek bankruptcy protection, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to those of other creditors.



         An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.


         We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment personnel to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.



         Our equity investments may become worthless.


         We intend to invest principally in equity securities of small and mid-sized companies. The equity interests we acquire may not appreciate in value and, in fact, may decline in value or become worthless. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions.



         Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.


         Although we invest primarily in equity securities issued by our portfolio companies, we also intend to invest in debt securities of selected portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy.



         Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.


         We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future debt investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. This risk would likely increase if interest rates were to decline. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.



         Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.


         Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to increase or maintain in whole or in part our equity ownership percentage, exercise warrants, options or convertible securities that were acquired in the original or subsequent financing, or attempt to enhance the value of our investment.


         We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the requirements of maintaining our RIC tax status.



         We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.


         We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. A consequence of our limited number of investments is that the aggregate returns we realize may be materially adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be focused in relatively few issuers.



         We have not yet identified any portfolio company investments.


         We have not yet identified any potential investments for our portfolio and, thus, you will be unable to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment professionals and our stockholders will not have input into the decision-making process that leads to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares.



         We do not intend to make control investments in our portfolio companies. As a result, we may not be able to prevent decisions by management of our portfolio companies that could decrease the value of our investments.


         Generally, we will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.



         Resources could be expended in researching and negotiating investments that may never be consummated, even if memoranda of understanding or definitive agreements are reached, which could materially adversely affect subsequent attempts to make other investments.


         It is anticipated that the investigation of each specific target portfolio company and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed portfolio investment likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific portfolio investment, up to and including the execution of a definitive agreement, we may fail to consummate the portfolio investment for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred.



         RISKS RELATED TO THIS OFFERING


         Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.


         Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors prior to such issuance.



         We cannot assure you that we will be able to successfully deploy the proceeds of our initial offering within the timeframe we have contemplated.


         We currently anticipate that substantially all of the net proceeds of our initial offering will be invested in accordance with our investment objective within twelve months after the completion of our initial offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe, or to be able to raise adequate additional capital as necessary. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income and in turn our results of operations, will likely be materially adversely affected.

         We cannot assure you that there will be a market for the shares that you purchase in this offering.

         There is often limited trading in the shares of closed end funds. This may make it more difficult for you to sell your share.



         Our common stock price may be volatile and may decrease substantially.


         The trading price of our common stock may fluctuate and may decrease substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:



          >> price and volume fluctuations in the overall stock market from time-to-time;

          >>   investor demand for our shares;

          >> significant volatility in the market price and trading volume of securities of RICs, BDCs or other financial services companies;

          >> changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

          >>   failure to qualify as a RIC, or the loss of RIC status;

          >>   actual or anticipated  changes in our earnings or fluctuations in
               our  operating   results  or  changes  in  the   expectations  of
               securities analysts;

          >>   general economic conditions and trends;

          >>   fluctuations in the valuation of our portfolio investments;

          >>   operating performance of companies comparable to us; or

          >>   departures of key investment personnel.



         In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.



         We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.


         We will have significant flexibility in investing the net proceeds of this offering and may use the proceeds in ways with which you may not agree, or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.



         Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.


         In the event we issue subscription rights to purchase shares of our common stock in the future, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. In addition, if the subscription price will be less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.



         If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.


         Upon completion of this offering, we will have 10,615,460 shares of common stock outstanding. Following the offering, sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

          Forward-looking statements and projections


         This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," and "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:


               >>   our future operating results;


               >> our business prospects and the prospects of our prospective portfolio companies;


               >>   the impact of investments that we expect to make;


               >> our contractual arrangements and relationships with third parties;

               >> the dependence of our future success on the general economy and its impact on the industries in which we invest;

               >> the ability of our prospective portfolio companies to achieve their objectives;

               >>   our expected financings and investments;

               >>   the adequacy of our cash resources and working capital; and

               >> the timing of cash flows, if any, from the operations of our prospective portfolio companies.


         We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and, other than during the offering period, we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, regardless of whether there is new information, knowledge of future events, or otherwise, you are advised to consult any additional disclosures through prospectus supplements or reports that we in the future may file with the SEC, including annual reports and quarterly reports. The Securities Act and the Exchange Act of 1934 contain provisions that provide protection for securities issuers from certain private actions based on untrue statements of material fact or omission of a material fact in the issuers' forward-looking statements. However, these safe harbor provisions do not apply to the Company prospectus or supplements, or periodic reports, so we cannot rely on their protection when a private action is made against us claiming untrue statement of material fact or omission of a material fact necessary to make our forward-looking statements not misleading.


         Use of proceeds


         We estimate that the net proceeds we will receive from the sale of 10,000,000 shares of our common stock in this offering will be approximately $426,509, assuming an initial public offering price of $0.05 per share. Accrued organization and offering expenses are approximately $105,000, while our equity consists of $30,773 invested by Meitav in exchange for receiving common shares, resulting in current negative net equity of $(73,491). The amount of net proceeds may be more or less than the amount described in this prospectus depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the initial public offering, both of which will be determined at pricing. We may change the size of this offering based on demand and market conditions.


         We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within twelve months, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions, and our ability to raise additional capital. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Regulation as a business development company--Temporary investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.


         Distributions


         We intend to make distributions to our stockholders out of assets legally available for distribution. The timing and amount of our distributions, if any, will be determined by our board of directors. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.


         We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. We have adopted a taxable year end of December 31. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each taxable year an amount at least equal to the sum of (a) 98% of our ordinary income for the taxable year, (b) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the taxable year and (c) any ordinary income and net capital gains for preceding taxable years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains ( i.e. , net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Material U.S. federal income tax considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.


         Capitalization


         The following table sets forth (1) our actual capitalization as of May 31, 2008 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an initial public offering price of $0.05 per share. You should read this table together with "Use of Proceeds" included elsewhere in this prospectus. We have elected to have our fiscal year end on December 31.




                                                                                             As of May 31, 2008
                                                                                        ---------------------------------

                                                                                                              As
                                                                                             Actual     adjusted

         ----------------------------------------------------------------------------------------------------------------
         Assets:
         Cash                                                                           $        --     $
                                                                                                             -----
         Total assets                                                                   $  (104,264)
                                                                                                             -----
         Stockholders' equity:
         Common stock, par value $0.01 per share; 25,000,000 shares authorized,
            615,460 shares outstanding, actual;      shares outstanding, as adjusted          6,155
         Capital in excess of par value                                                      24,618
         Total stockholders' equity                                                     $   (73,491)
                                                                                                             -----






          Dilution


         The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares.


         As of the date of this prospectus, our net tangible book value was negative $(73,491), or approximately negative $(0.12) per share. After giving effect to the sale of the shares to be sold in this initial public offering, our pro forma net asset value would have been approximately $426,509, or $0.04 per share, representing an immediate increase in net asset value of $0.16 per share, directly due to the investment by purchasers in this offering, and an immediate dilution of $0.01 per share, or 20%, to shares sold in this offering. The dilution per share would be higher if all shares available in this offering are not sold and the proceeds from this offering are less than $500,000.


         The following table illustrates the dilution to the shares on a per share basis:


         Offering Price                                                                $    0.05
         Net asset value before this offering                                          $   (0.12)
         Increase attributable to stockholders                                         $    0.16
         Pro forma net asset value after this offering                                 $    0.04
                                                                                        -----------
                                                                                        -----------
         Dilution to stockholders                                                      $    0.01


         Discussion of the Company's expected operating plans


         OVERVIEW


         We are a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the 1940 Act.


         We intend to invest principally in the equity and debt securities of primarily non-public U.S.- and Israeli-based small and mid-sized companies. Our investment objective is to maximize total return from capital appreciation and current income. Our primary emphasis will be to generate capital gains through our equity investments. We may also invest in senior secured loans. From time to time, we may also invest in public companies that are thinly traded and senior and subordinated syndicated loans. Prior to this offering, we have not conducted any significant operating activities. This offering will significantly increase our capital resources.


         We do not currently anticipate that the portion of our investment portfolio consisting of debt securities will represent greater than 25% of our total investment portfolio. Because of our focus on equity investing, we expect that our dividend distributions, if any, will be subject to fluctuations.



         INCOME


         We plan to generate income primarily in the form of capital gains through the appreciation in the value of our equity positions and warrants or other equity instruments that we may receive when we make equity investments. The level of income that we generate will be largely dependent on economic, regulatory and competitive factors that influence new investment activity, the success of our portfolio companies in achieving certain financial milestones, our ability to sell our investments for cash, and our ability to secure equity capital for our investment activities.


         We also plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of subordinated debt, mezzanine loans or senior secured loans, to have a term of one to three years and to bear interest at either fixed or floating rates. Interest on debt securities will generally be payable monthly, with the amortization of principal generally being deferred for several years from the date of the initial investment for subordinated and mezzanine debt. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. Upon the prepayment of a loan or debt security, any unamortized loan origination fees will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income when we receive such amounts.



         EXPENSES


          We will bear all expenses of our operations and transactions, including those relating to:



          >>   the investigation and monitoring of our investments;

          >>   our organization and this offering;

          >> calculating our net asset value (including the cost and expenses of any independent valuation firm we engage);

          >> fees payable to third parties relating to, or associated with, making investments (including third-party valuation firms);

          >>   transfer agent and custodial fees;

          >>   future offerings of our common stock and other securities;

          >>   federal and state registration fees;

          >>   listing fees;

          >>   federal, state and local taxes;

          >>   independent directors' fees and expenses;

          >>   brokerage commissions;

          >>   costs of proxy statements, stockholders' reports and notices;

          >> costs of preparing government filings, including periodic and current reports with the SEC;

          >>   fidelity bond,  liability insurance and other insurance premiums;
               and

          >> printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by us in connection with administering our business, including the compensation of our Chief Financial Officer and Chief Compliance Officer and staff.



         FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES


         We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in portfolio companies, payment of our expenses and cash distributions to holders of our common stock. We expect to need to raise a minimum of $500,000 in this offering to be able to manage our current liabilities and adequately research and purchase our initial investments. Immediately after this offering, we expect to have cash resources of approximately $426,509 after taking into account accrued expenses and liabilities, but there is no assurance that we will raise such adequate funds to commence operations. See "Use of proceeds."

         We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We have no current intent to incur debt for at least the next twelve months and we have not decided if, whether, and to what extent, we will finance portfolio investments using debt.



         DISTRIBUTION POLICY


         We intend to make distributions to our stockholders out of assets legally available for distribution. The timing and amount of our distributions, if any, will be determined by our board of directors. Because of our focus on equity investing, we expect that our dividend distributions, if any, may be subject to fluctuations.


         We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. We have adopted a taxable year end of December 31. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each fiscal year an amount at least equal to the sum of (a) 98% of our ordinary income for the fiscal year, (b) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the fiscal year and (c) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains ( i.e. , net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Material U.S. federal income tax considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.


         CRITICAL ACCOUNTING POLICIES


         This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S., or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.



         Valuation of portfolio investments


         As a business development company, we will generally invest in illiquid equity and debt securities of privately-owned companies. Under procedures established by our board of directors, we intend to value investments for which market quotations are readily available at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Equity and debt securities that are not publicly-traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. With respect to unquoted securities, our board of directors, together with input from our independent valuation advisers, if any, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors.


         When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had readily available market values existed for such investments, and the differences could be material.


         With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:


          >> our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment:

          >> preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;

          >> if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;

          >> our board of directors will review the preliminary valuation and our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and

          >> our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the third-party valuation firm, if applicable.


         Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.



         Equity securities


         Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. The board of directors, in its analysis of fair value, will consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or related items.


         The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. The determined fair values may be discounted to account for restrictions on resale and minority positions. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.


         When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.



         Loans and debt securities


         For loans and debt securities, fair value generally approximates cost unless there is a reduced value or overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security. Generally, in arriving at a fair value for a debt security or a loan, the board of directors may focus on various factors, including the portfolio company's ability to service and repay the debt and considers its underlying assets. With respect to a convertible debt security, the board of directors may also analyze the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is "in the money" (appropriately discounted, if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security may be considered. If the value of the underlying security is less than the conversion price, the board of directors may focus on the portfolio company's ability to service and repay the debt.



          Net realized gains or losses and net change in unrealized appreciation or depreciation


         We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.


         Business

         THE COMPANY


         We are a newly organized, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act.


         We intend to invest principally in the equity and debt securities of primarily non-public U.S.- and Israeli-based small and mid-sized companies. Our investment objective is to maximize total return from capital appreciation and current income. Our primary emphasis will be to generate capital gains through our equity investments. We may also invest in senior secured loans. From time to time, we may also invest in public companies that are thinly traded and senior and subordinated syndicated loans. Prior to this offering, we have not conducted any significant operating activities. This offering will significantly increase our capital resources.

         We intend to make investments in established and/or emerging companies having annual revenues of less than $1,000,000 and/or an equity capitalization of less than $1,000,000. We expect that our investments will generally range from $100,000 to $1,000,000 in invested capital, although this investment size may increase in the future as our capital base grows. We expect to invest by ourselves and jointly with other investors, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we are investing alone. We do not currently anticipate that the portion of our investment portfolio consisting of debt securities will represent greater than 25% of our total investment portfolio. Because of our focus on equity investing, we expect that our dividend distributions, if any, may be subject to fluctuations.


         As a business development company, we will be required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in the securities of eligible portfolio companies based in the United States. See "Regulation as a business development company." In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See "Material U.S. federal income tax considerations." As a RIC we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends.


         Our President and directors are residents of Israel, but to better manage our investments, which will be primarily in the United States, we will maintain an office located at 5348 Vegas Drive, Suite 105, Las Vegas, Nevada 89108. We also have offices located at 4 Berkowitz Street, Tel Aviv 61180 Israel, and our telephone number is +972-3-7778200.



         INVESTMENT MANAGEMENT


         We have no investment adviser and will be internally managed by our President, Lior Ostashinsky, under the supervision of the Board of Directors.


         Summary background information on Mr. Ostashinsky follows:



            >> Lior Ostashinsky has served as our President since December 2007.
               Mr. Ostashinsky has also served as our Treasurer and Secretary since February 2008, although we have had no operations since inception. He resides in Hod Hasharon, Israel, and will also continue in his position he has held since February 2006, as the Managing Director of Tailor-Made Capital Ltd., an Israeli company focused on financing micro-cap and small-cap companies trading in the United States, and which is a subsidiary of Meitav Underwriting Ltd. From May 2004 to April 2005, he was Vice President Finance and Investor Relations of Technoprises Ltd. From October 2003 to May 2004, he was an analyst at Migdal Capital Markets Economic Division. Mr. Ostashinsky holds a BA degree in Business Management from the Interdisciplinary Center in Hertzliya, Israel.



         Upon consummation of this offering, we expect that we will employ one investment professional, Mr. Ostashinsky. We may hire additional investment personnel, based upon our needs, subsequent to completion of this offering.



         MARKET OPPORTUNITY


         We believe that there exist significant and continuing opportunities both to originate private equity and debt investments in small and mid-sized companies and to participate in similar transactions originated by private equity firms with which our investment personnel have existing relationships. We believe small and mid-sized companies have faced increasing difficulty in raising debt and equity through the capital markets. While some mid-sized companies are able to raise funds by publicly issuing high-yield bonds or obtaining syndicated loans, most small and mid-sized companies have difficulty accessing such capital sources due to their difficulty in having their debt securities rated by a national securities ratings agency, the relatively small size of their offerings and the corresponding lack of liquidity. Consequently, many of these prospective borrowers have been left to deal with traditional commercial lenders, such as banks and insurance companies.

         At the same time, we believe that the market for providing flexible financing to small and mid-sized companies is increasingly underserved by these traditional commercial financing sources. We believe that, due to broad-based consolidation in the financial services industry and other margin and growth-related pressures, banks have de-emphasized their service and product offerings to small and mid-sized companies in recent years in favor of lending to large corporate clients and managing capital market transactions. We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards than the standards of the late 1990's. We believe these trends have further reduced the financial options and the amount of capital available to small and mid-sized companies from traditional commercial lenders. We believe that these developments have created an opportunity for non-bank sources of capital, such as business development companies, to provide small companies with more flexible forms of financing. We believe that the demand for financing for small companies, coupled with the demands of these companies for flexible sources of capital, create an attractive investment environment for us.



         INVESTMENT STRATEGY


          We will access investments through the relationships our investment personnel have with Meitav. Meitav is an Israeli private company and is located at c/o Meitav Investment House Ltd., 4 Berkowitz Street, Museum Tower, Tel Aviv 61180 Israel. Meitav is managed by Yonathan Malca, and is 25% owned by Mr. Malca and 75% owned by Meitav Investment House Ltd. Meitav Investment House Ltd. is an Israeli private company, and is owned 60% by Zvi Stepak and 40% by Shlomo Simanovsky.

         Our board of directors has adopted an investment strategy which features the following characteristics:


          Adherence to our investment principles. We seek investments in companies that:

          >>   are attractively priced;

          >> have access to non-dilutive sources of capital, such as research or development grants for new and/or promising products;

          >> have experienced management teams and a strong competitive position in their industry;

          >> provide multiple potential exit strategies that can be identified prior to investing; and

          >>   have positive cash flows and meaningful growth prospects.



         Proactive sponsorship. We believe the varied experience of our investment personnel enhances our ability to proactively support our portfolio companies. We also generally expect to receive board seats or board observation rights in connection with our equity investments in our portfolio companies. While we do not expect any issues to arise due to Mr. Ostashinsky and the directors residing in Israel rather than in the United States, there could be increased costs that accrue to the Company due to travel to the United States by Mr. Ostashinsky when necessary. Investment opportunities in U.S. companies are expected to be generated from connections Mr. Lior Ostashinsky and Meitav have with U.S. persons and entities. As necessary, Mr. Ostashinsky will travel to the United States to examine investment opportunities, provide managerial assistance and monitor existing investments. Much of the assistance and guidance is also expected to be able to be provided by phone or e-mail, as is common in today's business environment.



         INVESTMENT SELECTION


         Due diligence process


         Our investment personnel, who will be tasked with assessing potential investment opportunities, not only has broad experience in finance and accounting, but also has relevant experience in business development and marketing. He will seek investment opportunities that are consistent with our investment strategy. We expect that one out of five potential transactions considered by our investment professional will progress to the point where substantial due diligence is conducted.


         When an investment opportunity arises, our investment personnel may consult with Meitav and review the analytical framework, technical considerations, operational issues and transaction strategy. Separate periodic meetings may be held to review investment opportunities and make investment decisions. The investment team will make a recommendation to our investment personnel regarding whether the proposed investment is consistent with our investment strategy and whether we should consider pursuing it, but only our investment professional will ultimately decide whether we will make any investment.


         Our investment personnel may also consult with a network of strategic advisors to obtain an evaluation of the proposed investment from experts in a given field. These technical resources combined with our investment personnel's industry relationships are intended to make us aware of various developments that may conflict with the roadmap of the prospective portfolio company's business plan.



         Investment structures


         We intend to invest primarily in equity securities, although we will generally condition any follow-on investments in existing portfolio companies around agreed-upon milestones, which we believe will allow us to mitigate financial exposure during periods of high growth and technical and operational risk. In addition, we intend for our portfolio to have a meaningful debt component to allow us to earn more predictable interest income.


         Equity and equity-linked investments. We expect that our equity investments will generally take the form of convertible debentures. We will seek to limit our exposure under our equity investments by structuring them with characteristics such as customary anti-dilution protection and preemptive rights. In some cases we may also invest in equity-linked securities that have a dividend component. In connection with our equity investments, we expect to require board representation or observation rights in our portfolio companies and to be actively involved in the strategic direction of our portfolio companies. This will include setting specific financial milestones for our portfolio companies to meet and structuring our investments in them according to their specific needs at different stages in their development. In many cases, we will also obtain registration rights in connection with these equity securities, which may include demand and "piggyback" registration rights.


         We intend to mitigate the dilutive effects of future equity issuances by anticipating our capital needs, participating in future rounds of financing and working with management to determine the precise future capital needs of our portfolio companies.


         In the future, we may seek to exit our equity investments through a merger or acquisition of a portfolio company, a public offering of a portfolio company's common stock or by exercising our right, if any, to require that the portfolio company repurchase the securities we hold.


         Debt investments. With respect to debt investments, we intend to primarily offer senior secured debt financing and, to a lesser extent, mezzanine or subordinated debt financing, to small and mid-sized non-public companies. We expect our debt investments, whether in the form of subordinated debt, mezzanine loans or senior secured loans, to have a term of one to three years and to bear interest at either fixed or floating rates. Interest on debt securities will generally be payable monthly, with the amortization of principal generally being deferred for several years from the date of the initial investment for subordinated and mezzanine debt. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. We may also make opportunistic investments such as purchasing existing loan portfolios from private equity or venture capital firms.


         In connection with our senior debt investments we will usually hold a first priority security interest in the assets pledged as collateral. We may also impose covenants relating to the portfolio company's cash flows and capital structure, among other things. In addition we may tie any senior debt financing to the financing of specific assets. In connection with our subordinated debt investments, we will seek to limit the downside risks in our debt investments by negotiating agreements with terms that are designed to protect our investments while affording our portfolio companies flexibility in managing their businesses. Specifically, we may structure our investments with restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions, change in control provisions and board rights.


         We expect that the companies in which we invest will be highly leveraged and, in most cases, will not be rated by a national rating agency.


         Risk Management. We will seek to limit the downside risk of our investments by:

          o making investments with an expected total return on our investments (including both interest and potential equity appreciation) that we believe compensates us for the credit risk we incur in connection with the investment;

          o    seeking   collateral  or  superior  positions  in  the  portfolio
               company's capital structure where possible;

          o    incorporating   "put"  rights  and  call   protection   into  the
               investment structure where possible; and;

          o negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, and board rights, including either observation or participation rights.



         Managerial Assistance


         As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. As defined under the 1940 Act, managerial assistance means providing "significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company." Mr. Ostashinsky will provide such managerial assistance on our behalf to portfolio companies that request this assistance.



         ONGOING RELATIONSHIPS WITH OUR PORTFOLIO COMPANIES


         We will monitor the business affairs of our portfolio companies on an ongoing basis. Our investment personnel will monitor the financial trends of all portfolio companies to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

         Our investment personnel will have several methods of evaluating the performance and fair value of our investments, which may include, but are not limited to, the following:


          o assessing the portfolio company's success in adhering to its business plan and compliance with applicable covenants;

          o maintaining periodic and regular contact with portfolio company management and, if appropriate, the company's financial or strategic sponsor to discuss the company's financial position, requirements, and accomplishments;

          o performing comparisons to other companies in the portfolio company's industry;

          o    attending and participating in board meetings; and

          o    reviewing   monthly  and  quarterly   financial   statements  and
               financial projections for portfolio companies.



         COMPETITION


         We will compete for small and mid-sized company investments with other BDCs and other investment funds (including private equity funds and venture capital funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. We believe we will compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our investment professionals, our responsive and efficient investment analysis and decision-making processes and the investment terms that we will offer.



         STAFFING


         Our day-to-day investment operations will be managed by our President, Lior Ostashinsky, under the supervision of our Board of Directors. Upon completion of this offering, we will employ one investment professional, Mr. Ostashinsky. Mr. Ostashinsky currently also serves as interim Chief Compliance Officer, but we expect to hire a Chief Compliance Officer promptly after the offering. We may hire additional investment personnel, based upon our needs, subsequent to completion of this offering, along with a Chief Financial Officer and any staff. Mr. Ostashinsky also serves as our Treasurer and Secretary.


          PROPERTIES


         To manage our investments that will be primarily in the United States, we will operate from an office located at 5348 Vegas Drive, Suite 105, Las Vegas, Nevada 89108. In addition, we have offices located at 4 Berkowitz Street, Tel Aviv 61180 Israel. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.



         LEGAL PROCEEDINGS


         We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.


         From time-to-time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.




         Determination of net asset value


         We intend to determine the net asset value of our investment portfolio each quarter.


         We will carry our investments at fair value, as determined in good faith by our board of directors. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, our investment personnel will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts.


         With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:


          >> our valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment:

          >> preliminary valuation conclusions will then be documented and discussed with the members of our board of directors;

          >> if a third-party valuation firm is engaged by our board of directors, it will review these preliminary valuations;

          >> our board of directors will review the preliminary valuation and our independent valuation firm, if applicable, will respond and supplement the preliminary valuation to reflect any comments provided by the board of directors; and

          >> our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of our the third-party valuation firm, if applicable.


         Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.



         Equity and equity-linked securities


         Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, or restructuring or related items.


         The board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. The determined fair values may be discounted to account for restrictions on resale and minority positions. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.



         When we receive warrants or other equity-linked securities at nominal or no additional cost in connection with an investment in a debt security, we will allocate the cost basis in the investment between debt securities and nominal cost equity at the time of origination. We will subsequently value the warrants at fair value.



         Loans and debt securities


         For loans and debt securities, fair value generally approximates cost unless there is a reduced value or overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security. Generally, in arriving at a fair value for a debt security or a loan, the board of directors may focus on various factors, including the portfolio company's ability to service and repay the debt and considers its underlying assets. With respect to a convertible debt security, the board of directors may also analyze the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is "in the money" (appropriately discounted if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security may be considered. If the value of the underlying security is less than the conversion price, the board of directors may focus on the portfolio company's ability to service and repay the debt.



         Determinations in connection with offerings


         In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:


          >> the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

          >> our management's assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

          >> the magnitude of the difference between (a) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (b) the offering price of the shares of our common stock in the proposed offering.


         Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.


         Moreover, to the extent that there is even a remote possibility that we may (a) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (b) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (a) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (b) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.


         These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.


         Management


         Our board of directors will oversee our management. The responsibilities of our directors will include, among other things, the oversight of our investment activity, the regular valuation of our assets and oversight of our financing arrangements. Upon completion of this offering, the board of directors will establish an audit committee and a nominating and corporate governance committee. Our day-to-day operations will be managed by our executive officers, subject to the supervision of our board of directors.



         BOARD OF DIRECTORS AND EXECUTIVE OFFICERS


         Directors


         Our board of directors has three members, including two independent directors. Under our by-laws, each director is elected to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Lior Ostashinsky is currently the Chairman of the board of directors and President, Treasurer and Secretary of Ametrine. Mr. Ostashinsky is an employee of a subsidiary of Meitav, our controlling shareholder.



         Name                               Age      Position                            Director since

         --------------------------------------------------------------------------------------------------------
         Interested Directors
            Lior Ostashinsky                 30      President, Treasurer,                         2008
                                                     Secretary and Chairman


         Independent Directors
            Oren Amitzur                     31      Director                                      2008
            Elad Shetrit                     30      Director                                      2008


         The address for each director is c/o Ametrine Capital, Inc., 4 Berkowitz Street, Tel Aviv
         61180 Israel.



         BIOGRAPHICAL INFORMATION


         Interested director and executive officer


         Lior Ostashinsky has served as our President and Chairman of our board of directors since inception. Mr. Ostashinsky has also served as our Treasurer and Secretary since February 2008, although we have had no operations since inception. He resides in Hod Hasharon, Israel, and will also continue in his position he has held since February 2006, as the Managing Director of Tailor-Made Capital Ltd., an Israeli company focused on financing micro-cap and small-cap companies trading in the United States, and which is a subsidiary of Meitav Underwriting Ltd. From May 2004 to April 2005, he was Vice President Finance and Investor Relations of Technoprises Ltd. From October 2003 to May 2004, he was an analyst at Migdal Capital Markets Economic Division. Mr. Ostashinsky holds a BA degree in Business Management from the Interdisciplinary Center in Hertzliya, Israel.

         Independent directors

         Oren Amitzur has served as a member of our board of directors since March 1, 2008. Since June 2004, he has been Verification Manager with Metalink Broadband, an Israeli company focused on microchip design, where he is responsible for the definition of the test plan required in order to verify the functional correctness of a chip design (pre silicon simulations), the design of a verification environment that will implement this test plan, overview of the design process and ensuring the verification process closure. Prior to this position, he was enrolled at Tel Aviv University, where he completed studies in Computer Engineering.

         Elad Shetrit has served as a member of our board of directors since March 1, 2008. Since August 2007, he has been Associate Manager with Henry Schein Inc., a distributor of health care products in Melville, New York. From September 2005 to May 2007, he attended CUNY - City University of New York. From July 2004 to August 2005, he was an Operations Manager at Atura Industries, Ltd. in Zipporit, Israel, and prior to that, he was enrolled at Bar Ilan University in Israel, where he completed studies in Economics.


         PORTFOLIO MANAGEMENT


         The table below shows the dollar range of shares of common stock to be beneficially owned by each of our directors and officers immediately prior to this offering.



                                     Dollar range of equity securities in Ametrine Capital, Inc. (1)

         -----------------------------------------------------------------------------------------------------
         Lior Ostashinsky                                  None(2)
         Oren Amitzur                                      None
         Elad Shetrit                                      None




-------------------------------------------------------------------------------------------------------------------



          (1)  Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000,
               $50,001-$100,000, $100,001--$500,000; $500,001--$1,000,000 or
               Over $1,000,000.
          (2) Meitav Underwriting Ltd. intends to allocate 18% of its shares held in the Company after the registration becomes effective to Mr. Ostashinsky.



         COMMITTEES OF THE BOARD OF DIRECTORS


         Our board of directors has designated an audit committee and a nominating and corporate governance committee. Each committee will operate pursuant to a charter that will be approved by the board of directors. In addition, the board of directors may, from time-to-time, designate one or more additional committees, which shall have the duties and powers granted to it by the board of directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of our stockholders.



         Audit committee


         The audit committee is comprised of our two independent directors who meet all applicable independence requirements of the Nasdaq Global Market and Item 407(a) of Regulation S-K under the Securities Act of 1933, or the Securities Act. In addition, the audit committee will include at least one "audit committee financial expert," as defined by
         Item 407(d) of Regulation S-K of the Securities Act.


         The audit committee operates pursuant to a charter approved by the board of directors which assigns the audit committee responsibility for, among other things recommending the selection of the independent registered public accounting firm for us, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of our internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements.


         Messrs. Amitzur and Shetrit will serve on the audit committee. Oren Amitzur will serve as Chairman of the audit committee. ________ will be an "audit committee financial expert" and meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an "interested person" of Ametrine and Meitav as such term is defined in Section 2(a)(19) of the 1940 Act.



         Nominating and corporate governance committee


         The nominating and corporate governance committee is comprised entirely of our independent directors who meet all applicable independence requirements of the Nasdaq Global Market and Item 407(a) of Regulation S-K of the Securities Act. Messrs. Amitzur and Shetrit serve on our nominating and corporate governance committee, and Elad Shetrit will serve as its Chairman. We do not currently have a charter or written policy with regard to our nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if it is properly submitted by the stockholder and received by us.


         Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination to the board of directors for consideration, a stockholder must provide certain information that would be required under applicable rules of the SEC, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.


         In evaluating director nominees, we expect that the independent members of our board of directors will, among other things, consider the following factors:



          >>   the appropriate size and composition of the board of directors;

          >> whether or not the person is an "interested person" of Meitav as defined in Section 2(a)(19) of the 1940 Act;

          >> our needs with respect to the particular talents and experience of its directors;

          >> the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors;

          >>   familiarity with national and international business matters;

          >>   experience with accounting rules and practices; and

          >>   all applicable laws, rules, regulations and listing standards.



         The goal of our board of directors will be to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.


         Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent members of the board of directors may also consider such other factors as they may deem are in our best interests and the best interests of our stockholders.


         We expect that the independent directors of the board of directors will identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, we expect the independent members of the board of directors to identify the desired skills and experience of a new nominee in light of the criteria above. Our entire board of directors may be polled for suggestions as to individuals meeting the aforementioned criteria. Our board of directors may also perform research to identify qualified individuals.



         COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


         The following table shows information regarding the compensation expected to be received by the independent directors for the fiscal year ending December 31, 2008, and it is expected to remain the same without changes for the next fiscal year ending December 31, 2009. No compensation is paid to directors who are employees or affiliates of Meitav in return for their board or committee service. The Board of directors is expect to have one meeting through December 31, 2008.


                                          Aggregate estimated          Pension or                 Total estimated
                                                                       retirement                 compensation from
                                          compensation from            benefits accrued           Ametrine
                                                                       as part
         Name                             Ametrine (1)                 of our expenses (2)        paid to director
         -------------------------------  ----------------------       --------------------       ----------------------
         Interested Director(3)
         Lior Ostashinsky                            None                        None                       None

         Independent Directors
         Oren Amitzur                                $50                         None                       $50
         Elad Shetrit                                $50                         None                       $50


          (1) We are newly organized, and the amounts listed are estimated for the fiscal year ending December 31, 2008.

          (2) We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

          (3) Lior Ostashinsky is employed by a subsidiary of Meitav and does not receive any direct compensation from Ametrine.



         Our independent directors will receive $50 plus reimbursement of reasonable out-of-pocket expenses incurred, in connection with attending each board meeting and an additional $50 plus reimbursement of reasonable out-of-pocket expenses incurred, in connection with attending any committee meeting that takes place on a day other than when the full board of directors meets.




         Investment management


         We have no investment adviser and are internally managed by the executive officers, led by our President, Lior Ostashinsky, under the supervision of the Board of Directors.



         Management services


         Subject to the overall supervision of our board of directors, our officers will manage our day-to-day and investment operations. Accordingly, our investment personnel will:


          >> determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

          >>   determine what securities we will purchase, retain or sell;

          >> identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

          >>   execute, monitor and service the investments we make; and

          >>   make   available  on  our  behalf,   and  provide  if  requested,
               managerial assistance to our portfolio companies.


         Our investment personnel's services are not exclusive and they may also furnish similar services to other entities with which they are affiliated so long as their services to us are not impaired.



         PAYMENT OF OUR EXPENSES


         We will bear all expenses of our operations and transactions, including fees and expenses relating to:

          >>   the investigation and monitoring of our investments;

          >>   the cost of calculating our net asset value;

          >> the cost of effecting sales and repurchases of shares of our common stock and other securities;

          >> fees payable to third parties relating to, or associated with, making investments (including third-party valuation firms);

          >>   transfer agent and custodial fees;

          >>   future offerings of our common stock and other securities;

          >>   federal and state registration fees;

          >>   listing fees;

          >>   federal, state and local taxes;

          >>   independent directors' fees and expenses;

          >>   brokerage commissions;

          >>   costs of proxy statements, stockholders' reports and notices;

          >> costs of preparing government filings, including periodic and current reports with the SEC;

          >>   fidelity bond,  liability insurance and other insurance premiums;
               and

          >> printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by us in connection with administering our business, including costs associated with our Chief Financial Officer and Chief Compliance Officer and staff.

         Material U.S. federal income tax considerations


         The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest. In addition, while this summary discusses some U.S. tax implications, we may also incur some foreign taxes on our foreign investments. The Company cannot pass on to investors or shareholders any credit for foreign taxes that we pay.


         A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:


          >> a citizen or individual resident of the U.S. including an alien individual who is a lawful permanent resident of the U.S. or meets the "substantial presence" test under Section 7701(b) of the Code;

          >> a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any political subdivision thereof;

          >> a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

          >> an estate, the income of which is subject to U.S. federal income taxation regardless of its source.


         A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.


         If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.


         Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.



         ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


         As a BDC, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. We have adopted a taxable year end of December 31. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income" (determined without regard to the dividends paid deduction), which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, if any (the "Annual Distribution Requirement").



         TAXATION AS A REGULATED INVESTMENT COMPANY


         If we:

          >>   qualify as a RIC; and

          >>   satisfy the Annual Distribution Requirement;



         then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain ( i.e. , realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.


         We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each taxable year, (b) 98% of our capital gain net income for the one-year period ending October 31 in that taxable year and (c) any income realized, but not distributed, in preceding taxable years (the "Excise Tax Avoidance Requirement"). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.


         In order to qualify as a RIC for federal income tax purposes, we must, among other things:

          >> at all times during each taxable year, have in effect an election to be regulated as a BDC under the 1940 Act;

          >>   derive in each taxable year at least 90% of our gross income from
               (a)  dividends,   interest,  payments  with  respect  to  certain
               securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a "qualified publicly-traded partnership"; and

          >> diversify our holdings so that at the end of each quarter of the taxable year:


            - at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, except that if we obtain certification from the SEC annually that we are principally engaged in furnishing capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, then under certain circumstances we may own more than 10% of the outstanding voting securities of an issuer; and

            -  no more than 25% of the value of our assets is invested in the
               (a) securities, other than U.S. government securities or securities of other RICs, of one issuer, (b) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) securities of one or more "qualified publicly-traded partnerships."


         We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.


         Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.


         Except as set forth in "Failure to qualify as a regulated investment company," the remainder of this discussion assumes we will qualify as a RIC for each taxable year.



         TAXATION OF U.S. STOCKHOLDERS


         Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder's holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that is designated by us as being derived from "qualified dividend income" will be taxed in the hands of non-corporate stockholders at the rates applicable to long term capital gain, provided that holding period and other requirements are met by both the stockholders and us. (However, distributions paid by us generally will not be eligible for the preferential tax rate applicable to "qualified dividend income," since our income generally will not consist of dividends). Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such U.S. stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.


         We currently intend to distribute any realized net capital gains at least annually, but in the future we may opt to retain some or all of our net capital gains, and designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder's other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.


         As a RIC, we will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.


         For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any taxable year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.


         You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.


         You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of
         Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.



         In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


         In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain, i.e. , the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. State and local jurisdictions may tax capital gains and ordinary income at the same or different rates.


         We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income, long-term capital gain and "qualified dividend income," if any. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rates applicable to "qualified dividend income."


         Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.



         TAXATION OF NON-U.S. STOCKHOLDERS


         Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder's particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.


         Distributions of our "investment company taxable income" to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the U.S., in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.


         Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.


         If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.


         A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.


         Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in our common stock.



         FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY


         If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2010) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" in the hands of stockholders taxed as individuals eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent ten years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.




         Regulation as a business development company


         GENERAL


         A BDC is regulated by the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.


         We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.


         As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.


         We do not have any current intention to use leverage for at least the next 12 months, either through debt or senior securities, but as a BDC, if we use leverage in the future, we will be required to meet a coverage ratio of the value of total assets to total senior securities, which would include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.


         We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk factors--Risks relating to our business and structure--Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage." We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.


         As a BDC, we will not generally be permitted to invest in any portfolio company in which Meitav or any of its affiliates currently have an investment or to make any co-investments with Meitav or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by Meitav or its affiliates.


         We may be periodically examined by the SEC for compliance with the 1940 Act.


         As a BDC, we will be subject to certain risks and uncertainties. See "Risk factors--Risks relating to our business and structure."



         QUALIFYING ASSETS


         As a BDC, we may not acquire any asset other than "qualifying assets" unless at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:



          >> Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

            -  is organized and has its principal place of business in the U.S.;

            - is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a BDC; and

            - does not have any class of publicly-traded securities with respect to which a broker may extend margin credit.



          >> Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

          >> Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.


         In addition, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.



         SIGNIFICANT MANAGERIAL ASSISTANCE


         To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We intend to offer and provide such managerial assistance to our portfolio companies in which we have made equity or debt investments.



         TEMPORARY INVESTMENTS


         Following the completion of the offering and pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment personnel will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.



         CODE OF ETHICS


         As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our investment personnel. See "Risk factors--Risks relating to our business and structure--Our corporate structure subjects us to significant potential conflicts of interest, which could impact our investment returns, the value of your investment in our common stock and limit the flexibility of our investment policies." Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. We have attached our code of ethics as an exhibit to this registration statement. You may also read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.



         COMPLIANCE POLICIES AND PROCEDURES


         We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Lior Ostashinsky currently serves as our interim Chief Compliance Officer responsible for administering these policies and procedures, but we expect to hire a Chief Compliance Officer promptly after the offering.



         SARBANES-OXLEY ACT OF 2002


         The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:



          >> pursuant to Rule 13a-14 of the 1934 Act, individuals acting as our Principal Executive Officer and Principal Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

          >>   pursuant to Item 307 of Regulation S-K, our periodic reports must
               disclose  our  conclusions   about  the   effectiveness   of  our
               disclosure controls and procedures;

          >> pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

          >> pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



         The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.



         PROXY VOTING POLICIES AND PROCEDURES

         We intend to exercise a voice on behalf of our shareholders in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of our shareholders. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' investments. Our proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented. (The guidelines are reviewed periodically by our investment personnel and our independent directors, and, accordingly, are subject to change).

         General Policy for Voting Proxies

         We will vote proxies solely in the interests of our shareholders. Any conflict of interest must be resolved in the way that will most benefit our shareholders. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its shareholders. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

         Conflicts of Interest

         We recognize that under certain circumstances it may have a conflict of interest in voting proxies on behalf of our shareholders. Such circumstances may include, but are not limited to, situations where we, or any affiliate, including officers, directors and employees, have or is seeking a business relationship with the issuer of the security that is the subject of the proxy vote. We shall periodically inform our employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Ametrine with respect to voting proxies on behalf of shareholders, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of our business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. We shall not vote proxies relating to such issuers on behalf of our shareholders until we have determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence our decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, we may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and we shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis. A report shall be made to our Board of Directors on a quarterly basis with respect to all conflict of interest situations.

         Election of Board of Directors

         We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

         We will generally support the election of directors that result in a board made up of a majority of independent directors.

         We will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

         We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

         We will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

         Approval of Independent Registered Public Accounting Firm

         We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

         We will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

         We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

         Equity-Based Compensation Plans

         We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our shareholders' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

         We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

         We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

         These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings, we consider other factors such as the nature of the industry and size of the company. We will vote against plans that have any of the following structural features:

          o    Ability to re-price underwater options.

          o Ability to issue options with an exercise price below the stock's current market price.

          o    Ability to issue reload options.

          o    Automatic share replenishment ("evergreen") feature.

         We will support measures intended to increase long-term stock ownership by executives. These may include:

          o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

          o Requiring stock acquired through option exercise to be held for a certain period of time.

          o    Using restricted stock grants instead of options.

         To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

         We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

         Corporate Structure and Shareholder Rights

         We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

         We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

         We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

         We will vote against proposals for a separate class of stock with disparate voting rights.

         We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

         Corporate and Social Policy Issues

         We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

         We generally vote against these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

         Proxy Voting Process

         We have designated a Proxy Director. Proxy voting is subject to the supervision of the Proxy Director. Records will be maintained regarding the voting of proxies under these policies and procedures.

         Proxy voting records


          You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Ametrine Capital, Inc., 4 Berkowitz Street, Tel Aviv 61180 Israel. The SEC also maintains a website at www.sec.gov that contains such information.

         Control persons and principal stockholders


         Immediately prior to the completion of this initial public offering, there will be 615,460 shares of common stock outstanding and one stockholder of record. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.



                                                                          Percentage of common stock outstanding
                                                                   ----------------------------------------------------------
                                                                       Immediately prior              Immediately after
                                                                       to this offering               this offering(1)
                                                                   ----------------------------    --------------------------
                                                                    Shares                           Shares
         Name and address                   Type of ownership        owned         Percentage         owned      Percentage
         --------------------------------------------------------------------------------------------------------------------

                                            Record and
         Meitav Underwriting Ltd.           beneficial               615,460          100%                      (2)        %





-------------------------------------------------------------------------------------------------------------------


          (1)  Assumes issuance of 10,00,000 shares offered hereby.

          (2) Meitav intends to allocate 18% of its shares held in the Company after the registration becomes effective to Mr. Ostashinsky.




         The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors, immediately after this offering.



                                                                         Dollar range of equity securities
         Name of director                                                     beneficially owned (1)(2)(3)
         ---------------------------------------------------------------------------------------------------

         Interested Directors
            Lior Ostashinsky                                                                      None(4)


         Independent Directors
         Oren Amitzur                                                                                None
         Elad Shetrit                                                                                None



-------------------------------------------------------------------------------------------------------------------


          (1)  Beneficial ownership has been determined in accordance with Rule
               16a-1(a)(2) under the Securities Exchange Act of 1934.

          (2)  The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
               $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over
               $1,000,000.

          (3) The dollar range of equity securities beneficially owned in us is based on the initial offering price of our common stock in this offering of $0.05.

          (4) Meitav intends to allocate 18% of its shares held in the Company after the registration becomes effective to Mr. Ostashinsky.


         Certain relationships and related party transactions


         Our investment personnel are employees of affiliates of Meitav, our controlling shareholder, but no employee holds any ownership stakes in either Meitav or its affiliates. Meitav is currently our sole shareholder through its investment of $30,773 for common shares purchased for $0.05 per share.

         As a BDC, we are generally limited in our ability to invest in any portfolio company in which any fund or other client managed by Meitav or any of its affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the SEC.




         Shares eligible for future sale


         Upon completion of this initial public offering, 10,615,460 shares of our common stock will be outstanding. Of these shares, 10,000,000 shares of our common stock sold in this initial public offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this initial public offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.


         In general, under Rule 144, if six months up to a year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates by a holder that is not one of our affiliates at any time during the three months preceding the proposed sale, the holder of such restricted securities can sell such securities, provided that we are up-to-date with our periodic reporting with the SEC. After the one-year period, the holder of such restricted securities can sell such securities without restriction. In the case of purchases of shares by an affiliate, shares must be held for a minimum of six months and the number of shares sold by such person within any three-month period cannot exceed the greater of:



         >> 1% of the total number of shares then outstanding, or

         >> the average weekly trading volume of our shares during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.


         Sales under Rule 144 by affiliates also are subject to the availability of current public information about us and certain manners of sale provisions and notice requirements. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop,
         (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time-to-time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See "Risk factors--Risks relating to this offering."

         Description of securities


         The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.



         CAPITAL STOCK


         Our authorized capital stock consists of 25,000,000 shares of stock, par value $.01 per share, all of which is designated as common stock. We intend to apply to have our common stock quoted on the OTCBB under the ticker symbol "_____." There is currently no market for our capital stock, and we can offer no assurances that a market for our shares will develop in the future. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.


         The following are our outstanding classes of securities as of ____, 2008:




                                                                                                             (4)
                                                                                                          Amount
                                                                                          (3)        outstanding
                                                           (2)                 Amount held by       exclusive of
         (1)                                            Amount                  us or for our      amounts shown
         Title of Class                             authorized                        account           under(3)

         ----------------------------------------------------------------------------------------------------

         Common Stock                               25,000,000                   --                 ________




         COMMON STOCK


         All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. As of the date of this prospectus, there are 615,460 of our common shares outstanding, held by Meitav. Meitav has agreed to bear our organizational and offering costs in exchange for common shares purchased for $0.05 per share. Our board of directors may determine to issue additional common shares without shareholder approval. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefore. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Ametrine, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors and holders of less than a majority of such shares will be unable to elect any director.


         CERTAIN   PROVISIONS  OF  DELAWARE  LAW  AND  OF  OUR  CERTIFICATE  OF
         INCORPORATION AND BYLAWS

         The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our certificate of incorporation and bylaws as exhibits to the registration statement of which this prospectus is a part.

         Business Combinations

         Section 203 of the Delaware General Corporation Law generally prohibits "business combinations" between us and an "interested stockholder" for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:


          o Any merger or consolidation involving the corporation and the interested stockholder;

          o Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

          o Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

          o The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

         Section 203 permits certain exemptions from its provisions for transactions in which:


          o Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

          o The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

          o On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 (2) / 3 % of the outstanding voting stock that is not owned by the interested stockholder.

         Merger; Amendment of Certificate of Incorporation

         Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

         Term and Termination

         Our certificate of incorporation provides for us to have a perpetual existence. Subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire board of directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

         Advance Notice of Director Nominations and New Business

         Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

                   o  pursuant to our notice of the meeting;

                   o  by our board of directors; or

                   o by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

         With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our board of directors may be made only:


                  o pursuant to our notice of the meeting;

                  o by our board of directors; or

                  o provided that our board of directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

         Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

         The business combination provisions of Delaware law, the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

         Limitation On Liability of Directors and Officers; Indemnification and Advance of Expenses

         Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person's service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our board of directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

         Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder's ability to obtain injunctive relief or other equitable remedies for a violation of a director's or an officer's duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

         In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including Meitav or its affiliate. However, any such coverage is subject to the 1940 Act provisions, which prohibit us from indemnifying any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act of 1933 is against public policy and unenforceable. As a result, indemnification of our directors and officers may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:




          o approves the settlement and finds that indemnification of the settlement and related costs should be made; or

          o dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

         CONFLICT WITH 1940 ACT


         Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law, or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

         Repurchase of shares

         We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

         Legal matters


         The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sullivan & Worcester LLP, Washington, DC.


         Custodian, transfer and dividend paying agent and registrar


          Our securities are held under a custodian services agreement by _______. The address of the custodian is _______. _______ acts as our transfer agent and registrar. The principal business address of our transfer agent is _______.



         Independent registered public accounting firm

         BDO Ziv Haft, an independent registered public accounting firm, has audited our financial statements at May 31, 2008. The principal business address of our independent registered public accounting firm is Amot Bituach House Building B 46-48, Menachem Begin Road, Tel Aviv 66184 Israel.



         Brokerage allocation and other practices


         Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment personnel are responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not execute transactions through any particular broker or dealer, but seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our investment personnel will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment personnel may select a broker based partly upon brokerage or research services provided to us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment personnel determine in good faith that such commission is reasonable in relation to the services provided.



         Available information


         We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.


         Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which is available on the SEC's website at http://www.sec.gov . Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549.


         You may also obtain a copy of our annual, quarterly and current reports, proxy statements and other information available, free of charge, by contacting us in writing at: 4 Berkowitz Street, Tel Aviv 61180 Israel, Attn: Lior Ostashinsky, or by telephone at
         +972-3-7778200. We do not maintain a website on the internet.



         Privacy notice


         We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains the privacy policy of us and our affiliated companies. This notice supersedes any other privacy notice you may have received from us, and its terms apply both to our current stockholders and to former stockholders as well.


         We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.


         Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.


         This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.


         We do not share such information with any non-affiliated third party except as described below.



         >> It is our policy that only our authorized employees who need to know your personal information will have access to it.

         >> We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

         >> If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

                                              AMETRINE CAPITAL, INC.
                                      FINANCIAL STATEMENTS AS OF MAY 31, 2008

                                              AMETRINE CAPITAL, INC.
                                      FINANCIAL STATEMENTS AS OF MAY 31, 2008



                                                 TABLE OF CONTENTS

                                                                                                Page
                                                                                              ---------
Report of Independent Registered Public Accounting Firm                                              1
     Statement of Assets and Liabilities                                                            2-3
     Statement of Operations                                                                         4
     Statement of Changes In Net Assets                                                              5
     Statement of Cash Flows                                                                         6
     Notes to Financial Statements                                                                  7-9



                                             ------------------------
                                                 ----------------



             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Shareholders of Ametrine Capital, Inc.

We have audited the accompanying statement of assets and liabilities of Ametrine Capital, Inc. (the "Company"), as of May 31, 2008 and the related statement of operations, changes in net assets, and cash flows for the period from December 19, 2007 (inception) through May 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ametrine Capital, Inc. as of May 31, 2008, and the result of its operation, changes in its net assets and its cash flow for the period from December 19, 2007 (inception) through May 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

                                                          Ziv Haft.
                                             Certified Public Accountants (Isr.)
                                                       BDO Member Firm
Tel-Aviv, Israel
October 16, 2008








                                              AMETRINE CAPITAL, INC.
                                        STATEMENT OF ASSETS AND LIABILITIES
                                                                                                                   May 31,
                                                                                                                     2008
                                                                                                                    ------
ASSETS


      Total assets                                                                                                 $  -
                                                                                                                   ------

LIABILITIES
   Accrued Other Expenses                                                                                          73,491
                                                                                                                   ------

      Total liabilities                                                                                            73,491
                                                                                                                   ------


NET ASSETS

   Common stock, par value $.01 per share, 25,000,000 shares authorized and 615,460 shares
------------------------------------------------------------------------------------------------------
      issued and outstanding                                                                                        6,155
   Paid-in capital in excess of par                                                                                 24,618
   Undistributed net investment loss                                                                              (104,264)
                                                                                                                   --------
      Total net assets                                                                                            $(73,491)
                                                                                                                   --------



      Total liabilities and net assets                                                                            $    -
                                                                                                                    -------
      Net assets value per share                                                                                  $ (0.12)
                                                                                                                    -------









-------------------------------------------------------------------------------


      /s/ Lior Ostashinsky                        October 16, 2008
-----------------------------------------  ------------------------------------
       Lior Ostashinsky                           Date of approval of the
          President                                Financial statements






The accompanying notes are an integral part of the financial statements.




                                              AMETRINE CAPITAL, INC.
                                              STATEMENT OF OPERATIONS


                                                                                             Period from
                                                                                        ---------------------
                                                                                            December 19,
                                                                                                 2007
                                                                                             (inception)
                                                                                               through
                                                                                            May 31, 2008

Investment Income                                                                         $      -

Expenses:
Professional fees                                                                              104,264
Total Expenses                                                                                 104,264

Net Investment Loss                                                                           (104,264)

Net decrease in net assets resulting from operations                                        $ (104,264)

Loss per share - Basic and Diluted (See note 3)                                           $      (0.17)

Weighed average shares outstanding - Basic and Diluted                                         615,460

===================================================================================================================














The accompanying notes are an integral part of the financial statements.





                                              AMETRINE CAPITAL, INC.
                                        STATEMENT OF CHANGES IN NET ASSETS


                                                                                                 Period from
                                                                                            ---------------------
                                                                                                December 19,
                                                                                                     2007
                                                                                                 (inception)
                                                                                                   through
                                                                                                May 31, 2008

Decrease in net assets from operations:

   Net Investment Loss                                                                             $  104,264
   Net decrease in net assets resulting from operations                                              (104,264)
Capital share transactions:

   Issuance of shares of common stock                                                                30,773
   Net increase in net assets resulting from capital share transactions                              30,773
Total decrease in net assets                                                                        (73,491)
Net Assets:
   Beginning of period                                                                                  -
   End of period                                                                                 $ (73,491)

===================================================================================================================








The accompanying notes are an integral part of the financial statements.





                                              AMETRINE CAPITAL, INC.
                                           NOTES TO FINANCIAL STATEMENTS

                                              AMETRINE CAPITAL, INC.
                                              STATEMENT OF CASH FLOWS

                                                                                            Period from
                                                                                       ----------------------
                                                                                            December 19,
                                                                                                2007
                                                                                             (inception)
                                                                                              through
                                                                                            May 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations                                        $ (104,264)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:

   Increase in accrued expenses                                                                 73,491


         Net cash used in operating activities                                                (30,773)


CASH FLOWS FROM  FINANCING ACTIVITIES:
   Net proceeds from issuance of common stock                                                   30,773

      Net cash provided by financing activities                                                 30,773


Net  increase in cash and cash equivalents                                                        -
Cash and cash equivalents at beginning of period                                                  -

Cash and cash equivalents at the end of period                                               $    -


===================================================================================================================









The accompanying notes are an integral part of the financial statements.

NOTE 1 - ORGANIZATION:

       Ametrine Capital, Inc. ("Ametrine" or "Company") is a newly organized closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended. It was formed on December 19, 2007 as a Delaware limited liability company. On February 12, 2008, the Company was converted into a Delaware corporation and changed its name from Ametrine Capital, LLC to Ametrine Capital, Inc.

       The Company's investment objective is to maximize total return from capital appreciation and current income. The Company will seek to achieve its investment objective by providing equity and debt financing primarily to small and mid sized U.S. and Israeli companies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

       The significant accounting policies followed in the preparation of the financial statements are as follows:

A.    Basis of Presentation:

       The financial statements are prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP") and pursuant to the reporting requirement set forth on Article 6 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X under the Exchange Act, a Statement of Changes in Net Assets is provided in lieu of a Statement of Changes in Stockholders' Equity.

B.    Investments:

          1. The Company intends to invest principally in the equity and debt securities of primarily non-public and mid-sized companies. Currently, no such investments were done. All of the Company's securities will be carried on at fair value using different methodologies generally used to determine fair value as applicable.

          2. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 has been partially deferred; portions of it will become effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company adopted SFAS 157 in these consolidated financial statements. Since the Company has yet to invest in equity and held securities, SFAS 157 has no impact on the consolidated financial statements.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

      B.    Investments (cont.):

       3. In February 2007, the FASB issued Statement No. 159, the Fair value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported fair value as a consequence of the election. This statement is effective for fiscal years beginning November 15, 2007, and interim periods within those fiscal years. The Company has not elected to apply SFAS No. 159.





NOTE 3 - EARNING PER SHARE:


                                                                                                          Period from
                                                                                                      -------------------
                                                                                                         December 19,
                                                                                                              2007
                                                                                                          (inception)
                                                                                                            through
                                                                                                         May 31, 2008

          Numerator for basic and diluted net decrease in net assets per share resulting
             from operations                                                                               $ (104,264)

          Denominator for basic and diluted weighted average share:                                            615,460

          Basic and diluted net decrease in net assets per share resulting from operations:                   $ (0.17)


NOTE 4 - DISTRIBUTABLE INCOME

       The Company intends to make annual distributions to holders of common stock. The amount of the annual distributions will be determined by the Board of Directors. The Company intend to distribute to its stockholders all of its net income and, in most cases, all of its net capital gains, although it may opt not to distribute certain net capital gains.

NOTE 5 - TAXES

       The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Company's income generally will not be subject to taxation to the extent such income is distributed to stockholders. However, certain of the Company's investments may be owned by wholly owned subsidiaries that are subject to corporate level federal, state, and local income tax in their respective jurisdictions. To obtain and maintain RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. As of May 31, 2008, the Company has yet to be treated as a RIC.

       At inception, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109. "Fin 48 requires the Company to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Company has determined that FIN 48 did not have a material impact on the Company's financial statements.

       As of May 31, 2008 the Company had net operating loss carryforwards in the amount of $104,264.

NOTE 6 - NET ASSETS:

       As of May 31, 2008 the Company has 615,460 shares of common stock. These shares confer upon their holders the rights to receive notice to participate and vote in general meetings, and the right to receive dividends if declared. Currently, Meitav Investments is the controlling shareholder of the Company.

>









                             AMETRINE CAPITAL, INC.
                  FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008

                                    UNAUDITED






















                             AMETRINE CAPITAL, INC.
              UNAUDITED FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008



                                TABLE OF CONTENTS

                                                                   Page
                                                                 ---------


Statements of Assets and Liabilities                              2
Statements of Operations                                          3
Statements of Changes In Net Assets                               4
Statements of Cash Flows                                         5-6
Notes to Financial Statements                                    7-9



                               ------------------------
                                   ----------------




                             AMETRINE CAPITAL, INC.
                  UNAUDITED STATEMENT OF ASSETS AND LIABILITIES

                                                                                                May
                                                                                         -----------------     October
                                                                                             31, 2008          31, 2008
                                                                                         -----------------------------------
                                                                                         -----------------------------------
                                                                                               Audited         Unaudited
                                                                                         -----------------------------------

                                                                                           -----------------------------------
ASSETS

                                                                                             $   -              $   -

      Total assets                                                                            --------           -------


LIABILITIES
   Related Party                                                                                    -            38,270
   Accrued Other Expenses                                                                       73,491           35,221
                                                                                              --------           -------

      Total liabilities                                                                         73,491           73,491
                                                                                              --------           -------

NET ASSETS

   Common stock,  par value $.01 per share,  25,000,000  shares  authorized  and 615,460
   shares issued and outstanding                                                               6,155            6,155

   Paid-in capital in excess of par                                                           24,618           24,618
   Undistributed net investment loss                                                         (104,264)        (104,264)
                                                                                              --------           -------
      Total net assets                                                                       $(73,491)        $(73,491)
                                                                                              --------           -------



      Total liabilities and net assets                                                      $   -             $   -
                                                                                              --------           -------
      Net assets value per share                                                             $ (0.12)         $ (0.12)
                                                                                              --------           -------








----------------------------------------------------------------------------------------------------------------------





       /s/ Lior Ostashinsky                         December 1, 2008

      --------------------------              ---------------------------
       Lior Ostashinsky                             Date of approval of the
          President                                Financial statements


The accompanying notes are an integral part of the financial statements.


                             AMETRINE CAPITAL, INC.
                        UNAUDITED STATEMENT OF OPERATIONS



                                                                                  Period from
                                                                             ---------------------
                                                                                 December 19,           Period from
                                                                                      2007                May 31,
                                                                                  (inception)               2008
                                                                                    through               through
                                                                                 May 31, 2008        October 31, 2008
                                                                                     Audited              Unaudited
                                                                             --------------------------------------------
                                                                             --------------------------------------------

Investment Income                                                                $      -              $    -
                                                                                   ---------           ---------
Expenses:

Professional fees                                                                   104,264                 -
                                                                                   ---------           ---------
Total Expenses                                                                      104,264                 -
                                                                                   ---------           ---------

Net Investment Loss                                                                (104,264)                -
                                                                                    ---------           ---------
Net decrease in net assets resulting from operations                             $ (104,264)            $   -
                                                                                    ---------           ---------
Loss per share - Basic and Diluted (See note 3)                                  $    (0.17)            $   -
                                                                                    ---------           ---------
Weighed average shares outstanding - Basic and Diluted                               615,460               615,460
                                                                                    ==========          ==========


The accompanying notes are an integral part of the financial statements.



                             AMETRINE CAPITAL, INC.
                  UNAUDITED STATEMENT OF CHANGES IN NET ASSETS


                                                                                                Period from
                                                                                          -----------------------
                                                                                               May 31, 2008
                                                                                                  through
                                                                                             October 31, 2008
                                                                                                  Unaudited
                                                                                          ------------------------
                                                                                          ------------------------
Decrease in net assets from operations:

   Net Investment Loss                                                                          $    -
                                                                                                 ----------
   Net decrease in net assets resulting from operations                                              -
                                                                                                 ----------
Capital share transactions:

   Issuance of shares of common stock                                                                -
                                                                                                 ----------

   Net increase in net assets resulting from capital share transactions                              -
                                                                                                 ----------

Total decrease in net assets                                                                         -
                                                                                                 ----------

Net Assets:
   Beginning of period                                                                            (73,491)
                                                                                                 -----------
   End of period                                                                                $ (73,491)
                                                                                                 ===========




                                                                                                Period from
                                                                                          -----------------------
                                                                                             December 19, 2007
                                                                                            (inception) through
                                                                                               May 31, 2008
                                                                                                   Audited
                                                                                          ------------------------
                                                                                          ------------------------
Decrease in net assets from operations:

   Net Investment Loss                                                                           $   104,264
   Net decrease in net assets resulting from operations                                             (104,264)
Capital share transactions:
   Issuance of shares of common stock                                                                30,773
   Net increase in net assets resulting from capital share transactions                              30,773
Total decrease in net assets                                                                        (73,491)
Net Assets:
   Beginning of period                                                                                 -
   End of period                                                                                 $   (73,491)


The accompanying notes are an integral part of the financial statements.





                             AMETRINE CAPITAL, INC.
                        UNAUDITED STATEMENT OF CASH FLOWS


                                                                                            Period from
                                                                                       ----------------------
                                                                                            December 19,
                                                                                                2007
                                                                                             (inception)
                                                                                              through
                                                                                            May 31, 2008
                                                                                              Audited
                                                                                       -----------------------
                                                                                       -----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations                                         $ (104,264)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:

   Increase in accrued expenses                                                                 73,491
                                                                                               --------

         Net cash used in operating activities                                                 (30,773)
                                                                                               --------

CASH FLOWS FROM  FINANCING ACTIVITIES:
   Net proceeds from issuance of common stock                                                   30,773
                                                                                               --------
      Net cash provided by financing activities                                                 30,773
                                                                                               --------

Net  increase in cash and cash equivalents                                                        -

Cash and cash equivalents at beginning of period                                                  -
                                                                                               --------
Cash and cash equivalents at the end of period                                                $    -
                                                                                               ========




The accompanying notes are an integral part of the financial statements.



                             AMETRINE CAPITAL, INC.
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

                             AMETRINE CAPITAL, INC.
                        UNAUDITED STATEMENT OF CASH FLOWS


                                                                                            Period from
                                                                                       ----------------------
                                                                                            May 31,2008
                                                                                              through
                                                                                          October 31, 2008
                                                                                             Unaudited
                                                                                       -----------------------
                                                                                       -----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations                                         $      -
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:

   Increase in accrued expenses                                                                     -
                                                                                                 ------


         Net cash used in operating activities                                                      -
                                                                                                 ------


CASH FLOWS FROM  FINANCING ACTIVITIES:

   Net proceeds from issuance of common stock                                                       -
                                                                                                 ------

      Net cash provided by financing activities                                                     -
                                                                                                 ------


Net  increase in cash and cash equivalents
                                                                                                    -
Cash and cash equivalents at beginning of period                                                    -
                                                                                                 ------

Cash and cash equivalents at the end of period                                                $     -
                                                                                                 =======





The accompanying notes are an integral part of the financial statements.

                             AMETRINE CAPITAL, INC.
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION:

Ametrine Capital, Inc. ("Ametrine" or "Company") is a newly organized closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company (a "BDC") under the Investment Company Act of 1940, as amended. It was formed on December 19, 2007 as a Delaware limited liability company. On February 12, 2008, the Company was converted into a Delaware corporation and changed its name from Ametrine Capital, LLC to Ametrine Capital, Inc.

The Company's investment objective is to maximize total return from capital appreciation and current income. The Company will seek to achieve its investment objective by providing equity and debt financing primarily to small and mid sized U.S. and Israeli companies.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

The significant accounting policies followed in the preparation of the financial statements are as follows:

A.    Basis of Presentation:

      The financial statements are prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP") and pursuant to the reporting requirement set forth on Article 6 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X under the Exchange Act, a Statement of Changes in Net Assets is provided in lieu of a Statement of Changes in Stockholders' Equity.

      The significant accounting policies applied in the financial statements of the Company as of May 31, 2008 contained in the Company's Report on Form N-2 filed with the Securities and Exchange Commission ("SEC"), have been applied consistently in these unaudited interim condensed financial statements.


B.    Investments:

1. The Company intends to invest principally in the equity and debt securities of primarily non-public and mid-sized companies. Currently, no such investments were done. All of the Company's securities will be carried on at fair value using different methodologies generally used to determine fair value as applicable.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.):

      B.    Investments (cont.):

2. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 has been partially deferred; portions of it will become effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

              The Company adopted SFAS 157 in these consolidated financial statements. Since the company has yet to invest in equity and held securities, SFAS 157 has no impact on the consolidated financial statements.

3. In February 2007, the FASB issued Statement No. 159, the Fair value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported fair value as a consequence of the election. This statement is effective for fiscal years beginning November 15, 2007, and interim periods within those fiscal years. The Company has not elected to apply SFAS No. 159.


NOTE 3 - EARNING PER SHARE:
                                                                                                Period from
                                                                                            -------------------
                                                                                               December 19,
                                                                                                    2007
                                                                                                (inception)
                                                                                                  through
                                                                                             October 31, 2008

Numerator for basic and diluted net decrease in net assets per share resulting
   from operations                                                                               $ (104,264)

Denominator for basic and diluted weighted average share:                                            615,460

Basic and diluted net decrease in net assets per share resulting from operations:                   $ (0.17)


NOTE 4 - DISTRIBUTABLE INCOME

The Company intends to make annual distributions to holders of common stock. The amount of the annual distributions will be determined by the Board of Directors. The Company intend to distribute to its stockholders all of its net income and, in most cases, all of its net capital gains, although it may opt not to distribute certain net capital gains.


NOTE 5 - TAXES

The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, the Company's income generally will not be subject to taxation to the extent such income is distributed to stockholders. However, certain of the Company's investments may be owned by wholly owned subsidiaries that are subject to corporate level federal, state, and local income tax in their respective jurisdictions. To obtain and maintain RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. As of October 31, 2008, the Company has yet to be treated as a RIC.

At inception, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109. "Fin 48 requires the Company to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Company has determined that FIN 48 did not have a material impact on the Company's financial statements.

As of October 31, 2008 the Company had net operating loss carryforwards in the amount of $104,264.

NOTE 6 - NET ASSETS:

As of October 31, 2008 the Company has 615,460 shares of common stock.
These shares confer upon their holders the rights to receive notice to participate and vote in general meetings, and the right to receive dividends if declared. Currently, Meitav Investments is the controlling shareholder of the Company.

                            AMETRINE CAPITAL, INC.

                           PART C - OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1.       Financial Statements

         Financial Statements included in PART A (Prospectus) of this
Registration Statement:

                 Financial Information Summary, including Financial Highlights (for the
                 Period Ended May 31, 2008)

                 Statement of Assets and Liabilities as of May 31, 2008

                 Statement of Operations for the Period Ended May 31, 2008

                 Statements of Changes in Net Assets (For the Period December
                 19, 2007 through May 31, 2008)

                 Financial Highlights Selected Per Share Data and Ratios For Each Share of
                 Common Stock Outstanding Throughout the Period (For the Period Ended May
                 31, 2008)

                 Notes to Financial Statements as of May 31, 2008

                 Independent Auditors' Report as of May 31, 2008

                 Interim Statement of Assets and Liabilities as of October 31, 2008

                 Interim Statement of Operations for the Period ended October 31, 2008

                 Interim Statements of Changes in Net Assets (For the Period May 31, 2008
                 through October 31, 2008)

                 Interim Statements of Cash Flow (For the Period May 31, 2008 through
                 October 31, 2008)

2.       Exhibits


         Number            Description
         -----             -----------

         (a)(1)          Certificate of Incorporation dated as of February 12,
                         2008. (i)

         (a)(2) Certificate of conversion from limited liability company to a corporation dated as of February 12, 2008.
                         (i)

         (b)             By-Laws dated as of February 13, 2008. (i)

         (c)             Not Applicable.

         (d)(1)          Specimen Certificate for shares of Common Stock, par value $0.01 per share.  (ii)

         (d)(2)          Specimen Subscription Certificate. (ii)

         (e)             Not Applicable.

         (f)             Not Applicable.

         (g)             Not Applicable.

         (h)             Not Applicable.

         (i)             Not Applicable.

         (j)             Custodian Contract dated as of ______ between the Registrant and ________.  (ii)

         (k) Form of Transfer Agency and Registrar Service Agreement between the Registrant and ________. (ii)

         (l)             Opinion of _________ as to legality of securities being registered and consent to its use.
                         (ii)

         (m)             Not applicable.

         (n)             Consent of independent auditor. (iii)

         (o)             Not applicable.

         (p)             Stock Subscription Agreement dated as of February 14,
                         2008. (i)

         (q)             Not applicable.

         (r)             Code of Ethics of Registrant adopted under Rule 17j-1.
                         (ii)

         (s)             Powers of Attorney for Oren Amitzur and Elad Shetrit.
                         (i)

---------------

Footnote
Reference         Description
--------          -----------

(i)                 Filed as an exhibit to the Registrant's Registration
                    Statement on Form N-2, Registration No. 333-153083 (filed
                    August 19, 2008), under the same exhibit number and incorporated herein by reference.
(ii)                To be filed by amendment.
(iii)               Filed herewith.

Item 26:  Marketing Arrangements

         The information contained under the heading "Shares eligible for future sale" in this Registration Statement is hereby incorporated by reference.

Item 27:  Other Expenses of Issuance and Distribution

         Securities and Exchange Commission Fees .............         $  *
         Listing Fees.........................................         $  *
         Printing and Engraving Expenses......................         $  *
         Legal Fees and Expenses .............................         $  *
         Distribution Expenses................................         $  *
         Accounting Fees and Expenses.........................         $  *
         Subscription Agent Fee and Mailing Expenses..........         $  *
         Miscellaneous Expenses...............................         $  *
                                                                       $  *
         Total................................................         $  *
-------------------
         * To be filed by amendment.

Item 28:  Persons Controlled By or Under Common Control

         Meitav Underwriting Ltd

Item 29:  Number of Holders of Securities

         At December 1, 2008 the numbers of record holders of shares of the Registrant were as follows:


                                                                                              Number of Record
                                           Title of Class                                          Holders
         Common Shares, $0.01 par value per share........................................         ___1____


Item 30:  Indemnification

         The information contained under the heading "Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses" is incorporated herein by reference.

Item 31:  Business and Other Connections of Investment Adviser

         A description of any other business, profession, vocation or employment of a substantial nature in which our investment personnel is, or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management."

Item 32:  Location of Accounts and Records

Counsel to the Registrant:                  Sullivan & Worcester LLP
..........                                   1290 Avenue of the Americas
..........                                   New York, NY 10104

Custodian:


Item 33:  Management Services

         Not applicable.

Item 34:  Undertakings

         1. The Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the NAV declines more than ten percent from its NAV as of the effective date of the Registration Statement, or (2) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. The Registrant undertakes:

                  (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) to include any prospectus required by Section 10(a)
              (3) of the Securities Act of 1933, as amended (the "Securities
              Act");

                      (ii) to reflect in the prospectus any facts or events
              arising after the effective date of this registration statement
              (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                      (iii) to include any material information with respect to
              the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

                  (d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule
         430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

                  (e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

                      (i) any preliminary prospectus or prospectus of the
              undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

                      (ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant;
              and

                      (iii) any other communication that is an offer in the
              offering made by the undersigned Registrant to the purchaser.

         5. The Registrant undertakes that:

                  a. For purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration
Statement as of the time it was declared effective; and

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. Not applicable.

         7. The Registrant undertakes to file a post-effective amendment to this registration statement during any period in which offers of rights to purchase shares or offers of shares issued by the Registrant are being made, where such shares are offered at a price below the current net asset value of such shares.

         8. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions identified in Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tel Aviv, Israel, on the 3rd day of December, 2008.

                                                              AMETRINE CAPITAL, INC.


                                                              By:    /s/ Lior Ostashinsky
                                                                    --------------------------------------------
                                                                    Lior Ostashinsky
                                                                    President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                         Title                                  Date

 /s/ Lior Ostashinsky                              President and Chairman, (Principal
 ---------------------------------                        Executive Officer)
 Lior Ostashinsky                                  Treasurer, (Principal Financial and
                                                          Accounting Officer)                     December 3, 2008




/s/ Oren Amitzur                                               Director                           December 3, 2008
----------------------------------
Oren Amitzur*


/s/ Elad Shetrit                                               Director                           December 3, 2008
----------------------------------
Elad Shetrit*



* By:     /s/ Lior Ostashinsky
         -------------------------
         Lior Ostashinsky
         Attorney-in-fact, pursuant to powers of attorney








                                 EXHIBIT INDEX

         Exhibit
         Number            Description
         ---------       ----------------


         (n) Consent of independent auditor.

